UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06373

Sit Mutual Funds, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code: (612) 332-3223

Date of fiscal year end: June 30, 2011

Date of reporting period: June 30, 2011

Item 1: Reports to Stockholders

Annual Report
June 30, 2011

Balanced Fund

Dividend Growth Fund

Global Dividend Growth Fund

Large Cap Growth Fund

Mid Cap Growth Fund

Small Cap Growth Fund

International Growth Fund

Developing Markets Growth Fund

Sit Mutual Funds

Sit Mutual Funds

STOCK FUNDS ANNUAL REPORT

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

August 8, 2011

Dear Fellow Shareholders:

Despite an increase in volatility in recent months, equity markets are significantly higher compared to this time last year. While higher stock valuations and economic challenges may limit significant upside potential, we believe stock prices can climb higher in the year ahead.

U.S. economic growth has decelerated in recent months, likely due to a number of factors, including the fading of fiscal stimulus, high energy prices, the Japan earthquake disrupting the supply chain, and continued weakness in housing and labor markets. After averaging roughly 2.8% growth during the second half of 2010, as measured by real Gross Domestic Product (GDP), the U.S. economy has slowed in the first half of 2011. Real GDP growth for the first quarter was only 0.4%, and 1.3% based on the preliminary estimate for the second quarter. Our view is that the current economic recovery will continue at a positive, but subpar, pace in the months ahead. However, we regard the recent spate of weaker economic data as a temporary soft patch. Some of the weakness can be explained by unusual transitory factors, such as supply disruptions resulting from the Japanese earthquake. But, in many respects, this choppiness in growth may simply be part of the “two steps forward, one step back” scenario that characterizes this weaker-than-normal recovery. One positive factor that may boost growth in the second half is that gasoline prices have fallen quite sharply since the beginning of May, at a time when they typically increase for seasonal reasons. High gas prices have undoubtedly impacted consumer spending, which accounts for nearly 70% of the GDP calculation. One other longer-term positive is that the pace of consumer deleveraging is beginning to slow. For example, the ratio of consumer credit-to-GDP, which peaked around 25%, has now returned to the levels of the mid-1990s of closer to 20%. And, while improvement in labor markets is critical for consumer confidence and spending, slower deleveraging should increase disposable income over time. Taking all these factors into consideration, we expect GDP growth to moderately accelerate during the second half of 2011.

Coinciding with the recent economic soft patch, interest rates have declined in recent months. In terms of monetary policy, the Federal Reserve’s plan to purchase $600 billion of long-term Treasuries was completed at the end of June. Although there is much speculation of another round of quantitative easing (or “QE3”), given recent economic data, we believe this is quite unlikely. There is significant debate on whether the program was effective and worth the risks, given the Federal Reserve’s ballooning balance sheet. In addition, our expectation for a pickup in economic activity in the months ahead should serve to reduce speculation.

Despite the recent compromise reached by political officials to increase the $14.3 trillion debt ceiling, very little was accomplished to change the trajectory of costs and the resultant budget deficits. This was the primary factor that led to Standard & Poor’s momentous decision to downgrade U.S. debt to AA+ from AAA. While the “ripple effects” of the downgrade will take time to fully play out, it is clear that the direction of the markets may hinge on perceptions of whether or not Republicans and Democrats can compromise to develop a fiscal plan that will tackle both the long-term structural problems of entitlement spending and the imperative of long-term economic growth.

Equity Strategy

Despite headwinds emerging in recent months, stock prices moved significantly higher over the past twelve months, as corporate earnings generally surprised on the upside and monetary policy remained highly accommodative.

Many investors have been perplexed by the strong performance of stocks, given stubbornly high unemployment and low consumer confidence. First, it is important to note that the U.S. stock market is quite different than the U.S. economy. For example, while consumer spending accounts for the majority of U.S. GDP (70%), the consumer sector’s weighting within the S&P 500 Index is significantly less. In addition, while high oil prices pose a headwind to consumer spending, high prices are good for earnings in the energy sector, which represents about 10% of the S&P 500. A second fact to consider is that almost 45% of S&P 500 earnings come from outside the U.S. Many large multinationals are benefiting from faster growth in developing markets, with earnings further boosted by the weak U.S. dollar. An important final consideration is that corporate America has become significantly productive and efficient over the last decade. Companies can simply produce more with fewer employees (therefore keeping labor costs down), largely due to a combination of technology, globalization and business processes (i.e., Six Sigma). In short, even in the ongoing tepid recovery, we expect corporate profits to remain resilient.

In terms of investment strategy, we believe a focus on quality is more critically important at this point in the market cycle. In general terms, investors have “chased risk” (i.e., sought low-quality or high-beta stocks) over the past couple of years, which is quite typical at the beginning of an economic recovery. As valuations for stocks are somewhat higher and earnings comparisons are becoming difficult, our expectation is that investors will rotate to high-quality growth companies that can deliver predictable earnings growth. Quality, as we define it, refers to companies with strong balance sheets, predictable earnings growth, consistent cash flow generation and management teams that focus on improving returns on capital. The Funds remain well-diversified, given our expectation for an increase in volatility in the months ahead. In general, overweighted sectors include technology, healthcare, producer manufacturing and energy. Conversely, the Funds remain underweighted in sectors most dependent on the U.S, consumer, including retail trade and consumer services. We believe growth in these sectors will be more difficult over the long term due to a subpar recovery in labor markets and weak housing markets.

2

Most equity markets outside the U.S. have generally performed well over the past year, and we continue to see attractive opportunities. In terms of strategy, we continue to underweight the European region, with an emphasis on companies with exposure to emerging markets, with domestic consumption growth and on global exporters. Given the ongoing debt crisis in Europe, and potential ramifications for the banking sector, the Funds remain underweighted European banks. While we continue to significantly underweight Japan, we have added selectively to Japan by increasing exposure in export-related and infrastructure-rebuilding companies that will benefit from rebuilding efforts following the devastating earthquake. We continue to overweight Asia ex-Japan, with exposure to material-related stocks that are set to benefit from the resumption of exports to China, India, and now Japan.

With best wishes,

Roger J. Sit

Chairman, President, CEO and Global CIO

3

Sit Balanced Fund

OBJECTIVE & STRATEGY

The Sit Balanced Fund’s dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.

The Fund’s permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

The Sit Balanced Fund’s twelve-month return was +18.46%. The S&P 500® Index return was +30.69% over the period, while the Barclays Capital Aggregate Bond Index gained +3.90%. The Lipper Balanced Fund Index returned +20.32%.

Stock prices moved significantly higher over the past twelve months, as corporate earnings generally surprised on the upside and monetary policy remained highly accommodative. Despite the strong advance in equities since the market bottom in early 2009, we believe underlying fundamentals support further gains for stocks in the year ahead. However, we remain aware of the risks (i.e., excessive government debt, housing, high commodity prices) that may, at a minimum, result in increased market volatility in the months ahead. In addition, earnings comparisons are becoming more difficult, given the strong gains experienced the past twelve months. In this environment, we believe investors will seek out companies that can provide sustainable, predictable earnings growth and consistent cash flow generation, and that have management teams that focus on improving returns on capital. Our largest sector weightings are in electronic technology, technology services and producer manufacturing. In terms of performance, the equity portion of the Fund lagged the S&P 500 Index over the past twelve months, largely due to the underperformance of holdings within the energy minerals sector. The Fund’s emphasis on natural gas companies, including Southwestern Energy and Ultra Petroleum, hurt performance during the period. Also, relative returns were impacted by the absence in the Fund of Exxon Mobil, which is heavily-weighted in the Index and gained 46% over the period.

The fixed income portion of the Fund modestly outperformed the Barclays Aggregate Bond Index during the second half of the year, largely due to the Fund’s underweighted position in U.S. Treasuries and the strong performance of its mortgage-backed security holdings. Despite some volatility along the way, interest rates remained relatively stable over the past year and virtually all segments of the bond market posted positive single-digit returns. Yields on U.S. Treasuries remain exceptionally low and, therefore, we remain underweighted in the sector. Conversely, we believe high-quality

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the S&P 500® Index and the Barclays Capital Aggregate Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.
2	Barclays Capital Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year.

corporate bonds, closed-end funds and mortgages continue to provide investors with attractive risk-adjusted return potential.

As of June 30th, the asset allocation of the Fund was 63% equities, 34% fixed income, and 3% cash and other net assets.

Roger J. Sit

Bryce A. Doty

John M. Bernstein

Portfolio Managers

4	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2011

	Sit Balanced Fund	S&P 500® Index 1	Barclays Capital Aggregate Bond Index 2
One Year	18.46%	30.69%	3.90%
Five Year	4.18	2.94	6.52
Ten Year	3.06	2.72	5.74
Since Inception (12/31/93)	6.44	8.15	6.16

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1	S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.
2	Barclays Capital Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year.

PORTFOLIO SUMMARY

Net Asset Value 6/30/11:	$16.47 Per Share
Net Asset Value 6/30/10:	$14.18 Per Share
Total Net Assets:	$11.2 Million

TOP HOLDINGS

Stocks:

1.	International Business Machines Corp.

2.	Occidental Petroleum Corp.

3.	Oracle Corp.

4.	Qualcomm, Inc.

5.	Apple, Inc.

Bonds:

1.	U.S. Treasury Strips, 2.64%, 2/15/19

2.	GNR Series 2005-74 HA, 7.50%, 9/16/35

3.	Pepsi Bottling, Inc., 5.50%, 4/1/16

4.	Continental Airlines 2009-1 Pass Thru, 9.00%, 7/8/16

5.	Procter & Gamble ESOP, 9.36%, 1/1/21

Based on total net assets as of June 30, 2011. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2011. Subject to change.

JUNE 30, 2011	5

SCHEDULE OF INVESTMENTS

June 30, 2011

Sit Balanced Fund

Quantity	Name of Issuer	Fair Value ($)
Common Stocks - 63.1%
Communications - 1.9%
2,000	Rogers Communications, Inc.	79,040
3,700	Verizon Communications, Inc.	137,751

		216,791

Consumer Durables - 0.4%
600	Tupperware Brands Corp.	40,470

Consumer Non-Durables - 5.7%
700	Coach, Inc.	44,751
2,100	Coca-Cola Co.	141,309
1,100	General Mills, Inc.	40,942
350	NIKE, Inc.	31,493
2,000	PepsiCo, Inc.	140,860
1,800	Philip Morris International, Inc.	120,186
1,800	Procter & Gamble Co.	114,426

		633,967

Consumer Services - 1.9%
1,900	McDonald’s Corp.	160,208
650	Visa, Inc.	54,769

		214,977

Electronic Technology - 10.2%
550	Apple, Inc. *	184,618
4,900	Applied Materials, Inc.	63,749
4,700	Atmel Corp. *	66,129
2,150	Broadcom Corp. *	72,326
3,450	Ciena Corp. *	63,411
1,200	EMC Corp. *	33,060
400	F5 Networks, Inc. *	44,100
5,400	Intel Corp.	119,664
1,300	International Business Machines Corp.	223,015
1,200	Juniper Networks, Inc. *	37,800
3,300	Qualcomm, Inc.	187,407
925	VeriFone Systems, Inc. *	41,024

		1,136,303

Energy Minerals - 6.1%
800	Apache Corp.	98,712
1,775	Chevron Corp.	182,541
1,900	Occidental Petroleum Corp.	197,676
1,325	Southwestern Energy Co. *	56,816
2,100	Suncor Energy, Inc.	82,110
1,250	Ultra Petroleum Corp. *	57,250

		675,105

Finance - 5.9%
850	ACE, Ltd.	55,947
900	Bank of New York Mellon Corp.	23,058
125	CME Group, Inc.	36,449
725	Franklin Resources, Inc.	95,185
455	Goldman Sachs Group, Inc.	60,556

Quantity	Name of Issuer	Fair Value ($)
2,800	JPMorgan Chase & Co.	114,632
500	M&T Bank Corp.	43,975
500	PartnerRe, Ltd.	34,425
800	Prudential Financial, Inc.	50,872
1,500	US Bancorp	38,265
3,700	Wells Fargo & Co.	103,822

		657,186

Health Services - 0.9%
600	McKesson Corp.	50,190
900	Medco Health Solutions, Inc. *	50,868

		101,058

Health Technology - 5.5%
850	Allergan, Inc.	70,763
1,575	Celgene Corp. *	95,004
1,100	Gilead Sciences, Inc. *	45,551
200	Intuitive Surgical, Inc. *	74,422
700	Johnson & Johnson	46,564
1,800	Pfizer, Inc.	37,080
2,000	St. Jude Medical, Inc.	95,360
600	Stryker Corp.	35,214
900	Thermo Fisher Scientific, Inc. *	57,951
750	Varian Medical Systems, Inc. *	52,515

		610,424

Industrial Services - 1.5%
1,400	Schlumberger, Ltd.	120,960
1,200	Seadrill, Ltd.	42,336

		163,296

Non-Energy Minerals - 0.8%
650	Allegheny Technologies, Inc.	41,256
1,000	Freeport-McMoRan Copper & Gold, Inc.	52,900

		94,156

Process Industries - 1.4%
1,500	Ecolab, Inc.	84,570
700	Praxair, Inc.	75,873

		160,443

Producer Manufacturing - 6.8%
600	3M Co.	56,910
2,600	ABB, Ltd., ADR *	67,470
1,675	Danaher Corp.	88,758
1,400	Deere & Co.	115,430
1,350	Eaton Corp.	69,458
1,400	Emerson Electric Co.	78,750
3,400	General Electric Co.	64,124
600	Goodrich Corp.	57,300
400	Precision Castparts Corp.	65,860

See accompanying notes to financial statements.
6	SIT MUTUAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2011

Sit Balanced Fund (Continued)

Quantity/ Principal Amount ($)	Name of Issuer	Fair Value ($)
1,100	United Technologies Corp.	97,361

		761,421

Retail Trade - 4.6%
325	Amazon.com, Inc. *	66,459
650	Costco Wholesale Corp.	52,806
900	CVS Caremark Corp.	33,822
700	Dick’s Sporting Goods, Inc. *	26,915
1,500	Home Depot, Inc.	54,330
1,300	Kohl’s Corp.	65,013
2,100	Target Corp.	98,511
800	TJX Cos., Inc.	42,024
1,300	Wal-Mart Stores, Inc.	69,082

		508,962

Technology Services - 6.9%
1,600	Accenture, PLC	96,672
1,100	Cognizant Technology Solutions Corp. *	80,674
350	Google, Inc. *	177,233
5,800	Oracle Corp.	190,878
140	priceline.com, Inc. *	71,670
525	Salesforce.com, Inc. *	78,214
700	VMware, Inc. *	70,161

		765,502

Transportation - 1.9%
1,100	Expeditors International of Washington, Inc.	56,309
1,100	Union Pacific Corp.	114,840
625	United Parcel Service, Inc.	45,581

		216,730

Utilities - 0.7%
1,350	Calpine Corp. *	21,776
1,800	Wisconsin Energy Corp.	56,430

		78,206

Total Common Stocks (cost: $5,293,510)		7,034,997

Bonds - 33.7%
Asset-Backed Securities - 3.9%
40,909	Bayview Financial Acquisition Trust,
	2006-D 1A2, 5.66%, 12/28/36	40,225
100,000	Centex Home Equity,
	2004-D AF4, 4.68%, 6/25/32	97,041
43,004	Chase Funding Mtge. Loan Asset-Backed Certs.,
	2003-6 1A4, 4.50%, 11/25/34	42,770
81,091	Citifinancial Mortgage Securities, Inc.,
	2003-1 AF5, 4.28%, 1/25/33	80,969
50,000	First Franklin Mtge. Loan Asset-Backed Certs.,
	2005-FF2 M2, 0.63%, 3/25/35[1]	43,999
	Green Tree Financial Corp.:
16,420	1997-6 A10, 6.87%, 1/15/29	17,632

Principal Amount ($)	Name of Issuer	Fair Value ($)
12,651	1997-1 A6, 7.29%, 3/15/28	13,497
35,282	New Century Home Equity Loan Trust,
	2005-A A4W, 5.04%, 8/25/35	32,644
	Origen Manufactured Housing:
8,338	2002-A A3, 6.17%, 5/15/32 [1]	8,609
6,203	2001-A A5, 7.08%, 3/15/32 [1]	6,257
19,947	Residential Asset Securities Corp.,
	2004 KS2 AI4, 4.18%, 12/25/31[1]	19,768
25,650	Residential Funding Mortgage Securities II, Inc.,
	2003-HI2 A6, 4.76%, 7/25/28	25,423

		428,834

Collateralized Mortgage Obligations - 4.3%
60,063	Fannie Mae,
	2010-108 AP, 7.00%, 9/25/40	68,497
27,629	Fannie Mae Grantor Trust,
	2004-T3, 1A3, 7.00%, 2/25/44	32,386
115,628	Government National Mortgage Association,
	2005-74 HA, 7.50%, 9/16/35	131,607
12,923	Master Asset Securitization Trust,
	2003-4 CA1, 8.00%, 5/25/18	13,600
39,653	Residential Funding Mortgage Securities I,
	2005-S6 A2, 5.25%, 8/25/35	41,054
34,849	Specialty Underwriting & Residential Finance,
	2004-AA1 2A2, 5.50%, 10/25/34	34,918
	Vendee Mortgage Trust:
74,310	2011-1 DA, 3.75%, 2/15/35	77,679
67,466	2008-1 B, 8.09%, 3/15/25 [1]	84,554

		484,295

Corporate Bonds - 8.7%
25,000	BlackRock, Inc.,
	4.25%, 5/24/21	24,587
25,000	Comerica Bank (Subordinated),
	8.38%, 7/15/24	27,450
93,937	Continental Airlines 2009-1 Pass Thru Certs.,
	9.00%, 7/8/16	107,558
25,000	eBay, Inc.,
	3.25%, 10/15/20	23,322
25,000	First Maryland Capital I (Subordinated),
	1.28%, 1/15/27 [1]	21,253
100,000	Genworth Financial, Inc.,
	7.70%, 6/15/20	104,197
50,000	International Business Machines Corp.,
	8.38%, 11/1/19	66,443
50,000	JPMorgan Chase Capital XXV (Subordinated),
	6.80%, 10/1/37	49,456
45,000	NTC Capital I (Subordinated),
	0.80%, 1/15/27 [1]	38,510
25,000	PartnerRe Finance B LLC,
	5.50%, 6/1/20	25,247
100,000	Pepsi Bottling, Inc.,
	5.50%, 4/1/16	114,384

JUNE 30, 2011	7

SCHEDULE OF INVESTMENTS

June 30, 2011

Sit Balanced Fund (Continued)

Principal Amount ($)	Name of Issuer	Fair Value ($)
50,000	Pitney Bowes, Inc.,
	5.25%, 1/15/37	51,798
80,771	Procter & Gamble ESOP,
	9.36%, 1/1/21	104,469
50,000	RenRe North America Holdings, Inc.,
	5.75%, 3/15/20	50,616
25,000	Susa Partnership LP,
	8.20%, 6/1/17	30,027
50,000	Sysco Corp.,
	6.63%, 3/17/39	61,490
50,000	Tosco Corp.,
	8.13%, 2/15/30	65,331

		966,138

Federal Home Loan Mortgage Corporation - 2.5%
50,050	7.00%, 7/1/32	57,453
39,476	7.00%, 5/1/34	45,742
55,995	7.00%, 11/1/37	64,278
23,439	7.00%, 1/1/39	26,958
36,456	7.50%, 11/1/36	42,538
18,577	8.00%, 9/1/15	20,587
19,415	8.38%, 5/17/20	22,429

		279,985

Federal National Mortgage Association - 6.2%
99,132	4.00%, 1/1/41	99,272
64,341	6.63%, 11/1/30	73,911
50,764	6.63%, 1/1/31	58,315
35,876	7.00%, 12/1/32	41,940
46,544	7.00%, 12/1/36	54,271
38,071	7.00%, 11/1/38	43,787
56,775	7.23%, 12/1/30	66,313
10,118	7.50%, 6/1/32	11,925
33,367	7.50%, 4/1/33	38,425
34,858	7.50%, 11/1/33	40,879
50,836	7.50%, 1/1/34	59,617
16,815	7.50%, 4/1/38	19,719
44,518	8.00%, 2/1/31	52,413
14,796	8.45%, 7/15/26	17,741
7,674	9.50%, 5/1/27	9,295
1,094	9.75%, 1/15/13	1,169
593	10.25%, 6/15/13	636

		689,628

Government National Mortgage Association - 2.9%
51,538	6.63%, 4/20/31	59,329
33,093	7.00%, 12/15/24	38,675
53,623	7.23%, 12/20/30	62,295
60,626	8.00%, 7/15/24	71,746
75,025	8.38%, 3/15/31	91,071
1,164	9.50%, 9/20/18	1,384

		324,500

Principal Amount ($)/ Quantity	Name of Issuer	Fair Value ($)
Taxable Municipal Securities - 1.5%
100,000	Academica Charter Schools,
	8.00%, 8/15/24[4]	74,203
50,000	Coalinga-Huron Joint Unified Sch. Dist. G.O.,
	5.43%, 8/1/21	48,207
50,000	Texas St. Pub. Fin. Auth. Charter Sch. Fin. Rev.,
	8.75%, 8/15/27	49,906

		172,316

U.S. Government / Federal Agency Securities - 3.7%
100,000	U.S. Treasury Note,
	2.63%, 11/15/20	96,312
	U.S. Treasury Strips:
340,000	2.64%, 2/15/19 [6]	276,204
125,000	4.21%, 2/15/36 [6]	40,364

		412,880

Total Bonds (cost: $3,643,845)		3,758,576

Closed-End Mutual Funds - 0.5%
4,300	American Strategic Income Portfolio II	39,646
1,703	American Strategic Income Portfolio, Inc.	19,857

Total Closed-End Mutual Funds (cost: $57,538)		59,503

Short-Term Securities - 3.6%
399,879	Wells Fargo Adv. Govt. Money Mkt., 0.01%
Total Short-Term Securities (cost: $399,879)		399,879

Total Investments in Securities - 100.9% (cost: $9,394,772)		11,252,955
Other Assets and Liabilities, net - (0.9%)		(102,542)

Total Net Assets - 100.0%		$11,150,413

*	Non-income producing security.
[1]	Variable rate security. Rate disclosed is as of June 30, 2011.
[4]

144A Restricted Security. The total value of such security as of June 30, 2011 was $74,203 and represented 0.7% of net assets. This security has have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[6]	Zero coupon security. Rate disclosed is the effective yield on purchase date.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

PLC — Public Limited Company

See accompanying notes to financial statements.
8	SIT MUTUAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2011

Sit Balanced Fund (Continued)

A summary of the inputs used to value the Fund’s net assets as of June 30, 2011 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Common Stocks **	7,034,997	—	—	7,034,997
Asset-Backed Securities	—	428,834	—	428,834
Collateralized Mortgage Obligations	—	484,295	—	484,295
Corporate Bonds	—	966,138	—	966,138
Federal Home Loan Mortgage Corporation	—	279,985	—	279,985
Federal National Mortgage Association	—	689,628	—	689,628
Government National Mortgage Association	—	324,500	—	324,500
Taxable Municipal Securities	—	172,316	—	172,316
U.S. Government / Federal Agency Securities	—	412,880	—	412,880
Closed-End Mutual Funds	59,503	—	—	59,503
Short-Term Securities	399,879	—	—	399,879

Total:	7,494,379	3,758,576	—	11,252,955

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

JUNE 30, 2011	9

Sit Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

The Sit Dividend Growth Fund Class I posted a +32.58% return over the last twelve months, compared to the +30.69% return for the S&P 500® Index.

Stock prices surged ahead over the past twelve months, on the heels of strong profit growth and continued low interest rates. While we believe further gains for equities are likely in the year ahead, it is also clear that we are entering a somewhat more challenging environment. Consistent with our expectations, the U.S. economy has downshifted in recent months, as the stimulus impact (both monetary and fiscal) has faded. In addition, the combination of high unemployment and weak real estate markets is hurting consumer confidence. The good news, however, is that stocks are not priced for an economic “boom” and corporate profitability remains exceptional. We continue to believe that high quality, dividend paying companies are attractive, given our projections for a continuation of modest economic growth in the year ahead. Our research team remains highly focused on identifying opportunities, emphasizing companies with strong financial characteristics and an ability to deliver consistent earnings growth, even in a slow economic growth environment. It is encouraging to note that dividend increases, once again, are on the rise. Over the past twelve months, 83 companies within the Fund (out of 94 current holdings) have increased the dividend, with a median increase of +13%. The finance sector remains the heaviest weighting in the Fund (with an emphasis on insurance stocks), followed by producer manufacturing and health technology.

Despite its lower risk orientation, the Fund outperformed the S&P 500® Index during the strong market rally over the past twelve months. Strong stock selection in the finance, electronic technology and industrial services sectors were keys to the Fund’s positive relative performance versus the S&P 500® Index. Top performers in these sectors included Ameriprise Financial (+62% 12-month return), Franklin Resources (+54%), Qualcomm (+76%), IBM (+41%), National

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the S&P 500® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

Oilwell Varco (+138%) and Halliburton (+110%). In addition to the cash position modestly detracting from performance over the period, sectors that hurt relative performance included retail trade and consumer non-durables. Laggards within these sectors were Target (-3%), General Mills (+8%) and Colgate-Palmolive (+14%).

Our research effort is highly focused on companies that will deliver strong earnings and dividend growth over the longer term.

Roger J. Sit

Kent L. Johnson

Michael J. Stellmacher

Portfolio Managers

10	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2011

	Sit Dividend Growth Fund
	Class I	Class S	S&P 500® Index 1
One Year	32.58%	32.27%	30.69%
Five Year	6.65	6.36	2.94
Since Inception - Class I (12/31/03)	8.01	n/a	4.40
Since Inception - Class S (3/31/06)	n/a	6.10	2.52

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1	S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/11:	$13.91 Per Share
Net Asset Value 6/30/10:	$10.64 Per Share
Total Net Assets:	$328.1 Million
Class S:
Net Asset Value 6/30/11:	$13.87 Per Share
Net Asset Value 6/30/10:	$10.61 Per Share
Total Net Assets:	$56.3 Million

Weighted Average Market Cap:	$69.8 Billion

TOP 10 HOLDINGS

1.	Chevron Corp.

2.	International Business Machines Corp.

3.	Procter & Gamble Co.

4.	PepsiCo, Inc.

5.	Occidental Petroleum Corp.

6.	Qualcomm, Inc.

7.	Johnson & Johnson

8.	JPMorgan Chase & Co.

9.	Verizon Communications, Inc.

10.	EI du Pont de Nemours & Co.

Based on total net assets as of June 30, 2011. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2011. Subject to change.

JUNE 30, 2011	11

SCHEDULE OF INVESTMENTS

June 30, 2011

Sit Dividend Growth Fund

Quantity	Name of Issuer	Fair Value ($)
Common Stocks - 94.7%
Communications - 2.8%
89,800	Rogers Communications, Inc.	3,548,896
192,500	Verizon Communications, Inc.	7,166,775

		10,715,671

Consumer Durables - 3.2%
80,700	Snap-On, Inc.	5,042,136
61,200	Stanley Black & Decker, Inc.	4,409,460
41,000	Tupperware Brands Corp.	2,765,450

		12,217,046

Consumer Non-Durables - 9.1%
30,600	Colgate-Palmolive Co.	2,674,746
46,500	Diageo, PLC, ADR	3,806,955
139,000	General Mills, Inc.	5,173,580
27,400	NIKE, Inc.	2,465,452
111,200	PepsiCo, Inc.	7,831,816
77,000	Philip Morris International, Inc.	5,141,290
123,400	Procter & Gamble Co.	7,844,538

		34,938,377

Consumer Services - 1.9%
53,200	McDonald’s Corp.	4,485,824
151,400	Pearson, PLC, ADR	2,878,114

		7,363,938

Electronic Technology - 9.1%
218,400	Applied Materials, Inc.	2,841,384
81,800	Broadcom Corp. *	2,751,752
240,000	Intel Corp.	5,318,400
66,400	International Business Machines Corp.	11,390,920
107,300	Linear Technology Corp.	3,543,046
133,000	Qualcomm, Inc.	7,553,070
40,000	TE Connectivity, Ltd.	1,470,400

		34,868,972

Energy Minerals - 9.8%
31,300	Apache Corp.	3,862,107
116,000	Chevron Corp.	11,929,440
58,400	EQT Corp.	3,067,168
81,800	Marathon Oil Corp.	4,309,224
29,300	Murphy Oil Corp.	1,923,838
74,200	Occidental Petroleum Corp.	7,719,768
34,400	Sasol, Ltd., ADR	1,819,416
53,600	Total SA, ADR	3,100,224

		37,731,185

Finance - 14.3%
66,700	ACE, Ltd.	4,390,194
75,700	Ameriprise Financial, Inc.	4,366,376
174,400	Apollo Investment Corp.	1,780,624
34,200	Franklin Resources, Inc.	4,490,118
177,300	JPMorgan Chase & Co.	7,258,662

Quantity	Name of Issuer	Fair Value ($)
39,700	M&T Bank Corp.	3,491,615
138,400	Marsh & McLennan Cos., Inc.	4,316,696
211,100	Northwest Bancshares, Inc.	2,655,638
68,800	PartnerRe, Ltd.	4,736,880
166,800	PennantPark Investment Corp.	1,869,828
38,600	Prudential Financial, Inc.	2,454,574
56,100	Travelers Cos., Inc.	3,275,118
178,400	US Bancorp	4,550,984
57,900	Validus Holdings, Ltd.	1,792,005
131,300	Wells Fargo & Co.	3,684,278

		55,113,590

Health Services - 1.8%
36,700	McKesson Corp.	3,069,955
50,650	Owens & Minor, Inc.	1,746,919
77,200	Pharmaceutical Product Development, Inc.	2,072,048

		6,888,922

Health Technology - 10.0%
73,500	Abbott Laboratories	3,867,570
68,100	Baxter International, Inc.	4,064,889
44,200	Becton Dickinson & Co.	3,808,714
70,200	Covidien, PLC	3,736,746
109,800	Johnson & Johnson	7,303,896
67,200	Medtronic, Inc.	2,589,216
145,600	Merck & Co., Inc.	5,138,224
234,600	Pfizer, Inc.	4,832,760
63,300	Teva Pharmaceutical Industries, Ltd., ADR	3,052,326

		38,394,341

Industrial Services - 2.8%
86,800	Halliburton Co.	4,426,800
48,000	National Oilwell Varco, Inc.	3,754,080
71,900	Seadrill, Ltd.	2,536,632

		10,717,512

Non-Energy Minerals - 1.3%
26,800	BHP Billiton, Ltd., ADR	2,536,084
44,400	Freeport-McMoRan Copper & Gold, Inc.	2,348,760

		4,884,844

Process Industries - 2.2%
107,900	EI du Pont de Nemours & Co.	5,831,995
49,900	Scotts Miracle-Gro Co.	2,560,369

		8,392,364

Producer Manufacturing - 11.5%
46,900	3M Co.	4,448,465
121,500	ABB, Ltd., ADR *	3,152,925
45,800	Autoliv, Inc.	3,593,010
70,100	Cooper Industries, PLC	4,182,867
59,500	Deere & Co.	4,905,775
75,200	Eaton Corp.	3,869,040
75,500	Emerson Electric Co.	4,246,875

See accompanying notes to financial statements.
12	SIT MUTUAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2011

Sit Dividend Growth Fund (Continued)

Quantity	Name of Issuer	Fair Value ($)
199,400	General Electric Co.	3,760,684
49,600	Goodrich Corp.	4,736,800
35,600	Raytheon Co.	1,774,660
62,600	United Technologies Corp.	5,540,726

		44,211,827

Retail Trade - 4.3%
94,700	Cato Corp.	2,727,360
78,300	Home Depot, Inc.	2,836,026
73,700	Target Corp.	3,457,267
45,000	TJX Cos., Inc.	2,363,850
95,800	Wal-Mart Stores, Inc.	5,090,812

		16,475,315

Technology Services - 4.9%
82,300	Accenture, PLC	4,972,566
47,000	Automatic Data Processing, Inc.	2,475,960
154,600	Microsoft Corp.	4,019,600
155,100	Oracle Corp.	5,104,341
41,700	Syntel, Inc.	2,465,304

		19,037,771

Transportation - 2.2%
39,400	Expeditors International of Washington, Inc.	2,016,886
30,400	Union Pacific Corp.	3,173,760
45,000	United Parcel Service, Inc.	3,281,850

		8,472,496

Utilities - 3.5%
157,500	Kinder Morgan, Inc.	4,524,975
68,700	NextEra Energy, Inc.	3,947,502
69,645	UGI Corp.	2,220,979

Quantity	Name of Issuer	Fair Value ($)
83,700	Wisconsin Energy Corp.	2,623,995

		13,317,451

Total Common Stocks (cost: $331,123,322)		363,741,622

Preferred Stocks - 0.6%
Consumer Durables - 0.6%
48,700	General Motors Co., Series B *
Total Preferred Stocks (cost: $2,502,836)		2,373,638

Closed-End Mutual Funds - 1.8%
136,200	Kayne Anderson MLP Investment Co.	4,120,050
101,100	Tortoise Energy Capital Corp.	2,670,051

Total Closed-End Mutual Funds (cost: $6,381,498)		6,790,101

Short-Term Securities - 3.8%
14,724,677	Wells Fargo Adv. Govt. Money Mkt., 0.01%
Total Short-Term Securities (cost: $14,724,677)		14,724,677

Total Investments in Securities - 100.9% (cost: $354,732,333)		387,630,038
Other Assets and Liabilities, net - (0.9%)		(3,292,873)

Total Net Assets - 100.0%		$384,337,165

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

PLC — Public Limited Company

A summary of the inputs used to value the Fund’s net assets as of June 30, 2011 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	363,741,622	—	—	363,741,622
Preferred Stocks **	2,373,638	—	—	2,373,638
Closed-End Mutual Funds	6,790,101	—	—	6,790,101
Short-Term Securities	14,724,677	—	—	14,724,677

Total:	387,630,038	—	—	387,630,038

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

JUNE 30, 2011	13

Sit Global Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Global Dividend Growth Fund is to provide current income that exceeds the dividend yield of a composite index (comprised of 60% S&P 500® Index and 40% MSCI EAFE Index) and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks issued by U.S. and foreign companies. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

The Sit Global Dividend Growth Fund Class I posted a +30.55% return over the last twelve months, essentially in line with the +30.64% return for the Composite Index (60% S&P 500® Index and 40% MSCI EAFE Index). The Fund along with most global equity markets experienced strong performance for the last six months of 2010, as stocks positively responded to improved economic data, optimism over another round of quantitative easing by the U.S. Federal Reserve, the passage of a $858 billion tax-cut extension in late 2010, and better-than-expected earnings. This positive market sentiment fluctuated with news surrounding the European debt crisis and the impact on world markets along with a sustained global recovery and the impact from the Chinese and other Asian country tightening measures. Conversely, the first six months of 2011 was a completely different trading environment with much more volatile equity markets. Thus far, 2011 equity market performance has been led by less speculative, financially strong, and lower-beta stocks. The escalating European debt crisis, the increased tightening measures in China, and the deficit ceiling negotiations in the U.S. contributed to the single-digit equity market returns in the first half of 2011.

Regionally, Asia was clearly the largest contributor to absolute and relative performance. Within Asia, Japan was a strong contributor due to our materially underweight position and positive stock selection. The rest of Asia also positively impacted the portfolio given strong stock selection. The performance was driven by the material-exposed stocks. North America remains the largest absolute weight and while stock selection was modestly negative the overweight position positively contributed to the portfolio.

On a sector basis, the Fund’s twelve-month performance was driven by strong stock selection, good industry allocation, and positive currency translation in the materials, technology hardware, and utilities industries. The overweight position and positive stock selection also added value in the energy and capital goods industries. The financial sector positively contributed due to good stock selection. Within the financial sector we have a bias towards insurance stocks over bank stocks and look for companies with more exposure to North American and less exposure to Europe. Poor stock selection in the health care sector detracted from relative performance; however, we believe these stocks have considerable value and provide good portfolio diversification in this volatile market environment.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Composite Index, S&P 500® Index and MSCI EAFE Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	A composite index comprised of 60% S&P 500® Index and 40% MSCI EAFE Index.
2	S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.
3	MSCI EAFE Index (Europe Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

The Fund contains larger cap and high quality stocks. It is diversified on a regional and industry basis and is comprised of companies with dominant market shares, strong sales and earnings growth, operating margin leverage, free cash flow, and healthy balance sheets. The focus is on companies with strong operational and financial characteristics that generate solid and predictable earnings and dividend growth. Dividend increases remain on the rise and over the past twelve months, 87% of the companies within the Fund increased their dividends.

Roger J. Sit	Michael J. Stellmacher
Kent L. Johnson	Tasha M. Murdoff
Raymond E. Sit
Portfolio Managers

14	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2011

	Sit Global Dividend Growth Fund		Composite Index 1	S&P 500® Index 2	MSCI EAFE Index 3
	Class I	Class S
One Year	30.55%	30.17%	30.64%	30.69%	30.36%
Since Inception (9/30/08)	12.76	12.45	6.96	7.00	6.64

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1	A composite index comprised of 60% S&P 500® Index and 40% MSCI EAFE Index.
2	S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.
3	MSCI EAFE Index (Europe Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

PORTFOLIO SUMMARY

Class I:

Net Asset Value 6/30/11:	$13.26 Per Share
Net Asset Value 6/30/10:	$10.41 Per Share
Total Net Assets:	$7.8 Million

Class S:

Net Asset Value 6/30/11:	$13.24 Per Share
Net Asset Value 6/30/10:	$10.40 Per Share
Total Net Assets:	$1.4 Million

Weighted Average Market Cap:	$76.1 Billion

TOP 10 HOLDINGS

1.	BHP Billiton, Ltd., ADR

2.	International Business Machines Corp.

3.	Rio Tinto, PLC, ADR

4.	Verizon Communications, Inc.

5.	Chevron Corp.

6.	Qualcomm, Inc.

7.	Intel Corp.

8.	McDonald’s Corp.

9.	Rogers Communications, Inc.

10.	Siemens AG, ADR

Based on total net assets as of June 30, 2011. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2011. Subject to change.

JUNE 30, 2011	15

SCHEDULE OF INVESTMENTS

June 30, 2011

Sit Global Dividend Growth Fund

Quantity	Name of Issuer	Fair Value ($)
Common Stocks - 97.4%
Africa/Middle East - 0.7%
Israel - 0.7%
1,425	Teva Pharmaceutical Industries, Ltd., ADR	68,714

Asia - 8.2%
Australia - 5.5%
2,600	BHP Billiton, Ltd., ADR	246,038
2,575	Rio Tinto, PLC, ADR	186,224
600	Westpac Banking Corp., ADR	72,096

		504,358

China/Hong Kong - 1.0%
1,850	HSBC Holdings, PLC, ADR	91,797

Japan - 1.7%
3,600	Komatsu, Ltd.	112,403
1,100	Oracle Corp.	47,938

		160,341

Europe - 26.3%
Denmark - 0.7%
2,200	Pandora A/S	69,122

France - 2.4%
1,525	Schlumberger, Ltd.	131,760
1,650	Total SA, ADR	95,436

		227,196

Germany - 2.8%
615	Muenchener Rueckver	93,883
1,200	Siemens AG, ADR	165,036

		258,919

Ireland - 1.0%
1,550	Accenture, PLC	93,651

Italy - 1.5%
14,600	Enel SPA	95,400
1,050	Tenaris SA, ADR	48,016

		143,416

Norway - 0.8%
2,000	Seadrill, Ltd.	70,560

Spain - 1.8%
8,300	Banco Bilbao Vizcaya Argentaria SA, ADR	97,442
730	Inditex SA	66,513

		163,955

Sweden - 1.5%
1,200	Autoliv, Inc.	94,140
450	Millicom International Cellular SA, SDR	47,146

		141,286

Switzerland - 4.9%
1,800	ABB, Ltd., ADR *	46,710

Quantity	Name of Issuer	Fair Value ($)
1,400	ACE, Ltd.	92,148
600	Kuehne & Nagel International	91,155
2,150	Nestle SA	133,791
46	SGS SA	87,379

		451,183

United Kingdom - 8.9%
1,000	British American Tobacco, PLC	43,852
2,050	Burberry Group, PLC	47,672
11,100	Carphone Warehouse Group, PLC	75,357
21,100	Centrica, PLC	109,562
1,400	Diageo, PLC, ADR	114,618
2,700	GlaxoSmithKline, PLC, ADR	115,830
6,100	Pearson, PLC, ADR	115,961
1,600	Royal Dutch Shell, PLC, ADR	114,800
13,320	Tesco, PLC	86,061

		823,713

North America - 62.2%
Bermuda - 0.7%
950	PartnerRe, Ltd.	65,407

Canada - 1.8%
4,200	Rogers Communications, Inc.	165,984

United States - 59.7%
950	3M Co.	90,108
1,300	Abbott Laboratories	68,406
525	Apache Corp.	64,780
4,100	Applied Materials, Inc.	53,341
1,300	Automatic Data Processing, Inc.	68,484
1,600	Baxter International, Inc.	95,504
1,075	Becton Dickinson & Co.	92,633
2,150	Broadcom Corp. *	72,326
600	Caterpillar, Inc.	63,876
1,800	Chevron Corp.	185,112
1,200	Covidien, PLC	63,876
1,400	Deere & Co.	115,430
1,700	Eaton Corp.	87,465
1,800	EI du Pont de Nemours & Co.	97,290
1,625	Emerson Electric Co.	91,406
925	EQT Corp.	48,581
700	Franklin Resources, Inc.	91,903
1,850	Freeport-McMoRan Copper & Gold, Inc.	97,865
2,350	General Mills, Inc.	87,467
600	Goldman Sachs Group, Inc.	79,854
2,350	Home Depot, Inc.	85,117
2,050	Illinois Tool Works, Inc.	115,804
8,100	Intel Corp.	179,496
1,225	International Business Machines Corp.	210,149
2,400	Johnson & Johnson	159,648
3,300	JPMorgan Chase & Co.	135,102
3,075	Kinder Morgan, Inc.	88,345

See accompanying notes to financial statements.
16	SIT MUTUAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2011

Sit Global Dividend Growth Fund (Continued)

Quantity	Name of Issuer	Fair Value ($)
2,100	Linear Technology Corp.	69,342
1,000	M&T Bank Corp.	87,950
1,700	Marathon Oil Corp.	89,556
3,200	Marsh & McLennan Cos., Inc.	99,808
2,000	McDonald’s Corp.	168,640
825	McKesson Corp.	69,011
1,750	Medtronic, Inc.	67,428
2,450	Merck & Co., Inc.	86,460
2,575	Microsoft Corp.	66,950
1,550	Occidental Petroleum Corp.	161,262
3,500	Oracle Corp.	115,185
2,000	PepsiCo, Inc.	140,860
4,300	Pfizer, Inc.	88,580
1,700	Philip Morris International, Inc.	113,509
1,800	Procter & Gamble Co.	114,426
1,050	Prudential Financial, Inc.	66,770
3,200	Qualcomm, Inc.	181,728
1,425	Snap-On, Inc.	89,034
925	Stanley Black & Decker, Inc.	66,646
2,300	Target Corp.	107,893
1,725	TJX Cos., Inc.	90,614
1,100	Travelers Cos., Inc.	64,218
1,025	Tupperware Brands Corp.	69,136
650	Union Pacific Corp.	67,860
1,100	United Technologies Corp.	97,361
3,500	US Bancorp	89,285
5,000	Verizon Communications, Inc.	186,150
1,250	Wal-Mart Stores, Inc.	66,425
2,400	Wells Fargo & Co.	67,344

		5,538,799

Total Common Stocks (cost: $7,843,993)		9,038,401

Closed-End Mutual Funds - 1.4%
2,125	Kayne Anderson MLP Investment Co.	64,281
2,600	Tortoise Energy Capital Corp.	68,666

Total Closed-End Mutual Funds (cost: $108,312)		132,947

Quantity	Name of Issuer	Fair Value ($)
Short-Term Securities - 1.2%
108,337	Wells Fargo Adv. Govt. Money Mkt., 0.01%
Total Short-Term Securities (cost: $108,337)		108,337

Total Investments in Securities - 100.0% (cost: $8,060,642)		9,279,685
Other Assets and Liabilities, net - 0.0%		(2,006)

Total Net Assets - 100.0%		$9,277,679

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

MLP — Master Limited Partnership

PLC — Public Limited Company

SDR — Swedish Depositary Receipt

JUNE 30, 2011	17

SCHEDULE OF INVESTMENTS

June 30, 2011

Sit Global Dividend Growth Fund (Continued)

A summary of the inputs used to value the Fund’s net assets as of June 30, 2011 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2* Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Australia	504,358	—	—	504,358
Bermuda	65,407	—	—	65,407
Canada	165,984	—	—	165,984
China/Hong Kong	91,797	—	—	91,797
Denmark	69,122	—	—	69,122
France	227,196	—	—	227,196
Germany	165,036	93,883	—	258,919
Ireland	93,651	—	—	93,651
Israel	68,714	—	—	68,714
Italy	48,016	95,400	—	143,416
Japan	—	160,341	—	160,341
Norway	70,560	—	—	70,560
Spain	97,442	66,513	—	163,955
Sweden	94,140	47,146	—	141,286
Switzerland	138,858	312,325	—	451,183
United Kingdom	536,566	287,147	—	823,713
United States	5,538,799	—	—	5,538,799

	7,975,646	1,062,755	—	9,038,401

Closed-End Mutual Funds	132,947	—	—	132,947
Short-Term Securities	108,337	—	—	108,337

Total:	8,216,930	1,062,755	—	9,279,685

*	Level 2 equity securities are primarily foreign securities where the closing price has been adjusted by application of a systematic process for events occurring after the close of the foreign exchange.

See accompanying notes to financial statements.
18	SIT MUTUAL FUNDS ANNUAL REPORT

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JUNE 30, 2011	19

Sit Large Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

The Sit Large Cap Growth Fund’s one-year return was +27.18%, compared to the +35.01% return for the Russell 1000® Growth Index.

U.S. equities posted exceptional gains over the past twelve months, as corporate profits responded to the improvement in economic conditions and monetary policy remained highly accommodative. In general terms, investors have continued to “chase risk” (i.e., seek low-quality and/or high-beta stocks) over the past year, which is quite typical at the beginning of an economic recovery. However, we continue to believe that investor hopes for a “typical” and strong economic recovery are misplaced. The inter-related problems of too much debt (at both the government and consumer level), poor real estate markets, and high unemployment rates are likely to persist for quite some time, therefore limiting economic growth potential. The economic data released in the most recent quarter supported our viewpoint, as market sentiment shifted more defensively. However, the good news, from our perspective, is that high-quality growth companies are inexpensive and earnings expectations are beginning to reflect a slower growth economic backdrop. We continue to emphasize the electronic technology sector within the Fund, but we also see opportunities in other sectors, such as producer manufacturing, health technology and consumer non-durables, which we are overweighting. Regardless of the sector, we continue to emphasize “quality,” favoring companies with strong balance sheets, predictable earnings growth and consistent cash flow generation.

Relative to the Russell 1000® Growth Index, stock selection in finance, retail trade, energy minerals and consumer non-durables negatively impacted performance during the past six months. In finance, concerns over regulations and “mortgage put-backs” weighed on share prices. Our defensive positioning in the retail trade and consumer non-durable sectors was detrimental during the second half of the year, as the Fund’s holdings in conservative growth stocks, including Procter & Gamble, General Mills, PepsiCo and CVS Caremark, underperformed. Conversely, strong stock selection in electronic technology and transportation contributed to relative performance over the period. Top performers in these sectors included F5 Networks (+90% six-month return), Ciena (+66%), Expeditors International (+59%) and Qualcomm (+52%).

Relative to the Russell 1000® Growth Index, performance over the past year was negatively impacted by stock selection in the retail trade, finance and energy minerals sectors. Target and Kohl’s were laggards in the retail sector, while performance of some of the larger

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Russell 1000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1

Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

banks (JP Morgan Chase and Goldman Sachs) also disappointed. In energy, our overweighted position in natural gas stocks (Southwestern Energy, Ultra Petroleum, EQT) hurt relative performance, along with the absence in the Fund of Exxon Mobil, which carries a large weight in the benchmark and outperformed during the period. On the positive side, strong stock selection in the transportation, communications and non-energy minerals sectors aided performance over the past twelve months. Union Pacific, Verizon Communications and Newmont Mining were key outperformers in these sectors.

We appreciate shareholders’ continued interest in the Fund.

Roger J. Sit

Ronald D. Sit

Michael J. Stellmacher

Portfolio Managers

20	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2011

	Sit Large Cap Growth Fund	Russell 1000® Growth Index 1	Russell 1000® Index 2
One Year	27.18%	35.01%	31.93%
Five Year	3.75	5.33	3.30
Ten Year	1.65	2.24	3.21
Since Inception 3 (9/2/82)	9.65	10.61	11.54

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1

Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2	Russell 1000® Index is an unmanaged index that measures the performance of approximately 1,000 of the largest U.S. companies by market capitalization.
3	On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

PORTFOLIO SUMMARY

Net Asset Value 6/30/11:	$43.96 Per Share
Net Asset Value 6/30/10:	$34.75 Per Share
Total Net Assets:	$365.0 Million
Weighted Average Market Cap:	$79.2 Billion

TOP 10 HOLDINGS

1.	International Business Machines Corp.

2.	Apple, Inc.

3.	Oracle Corp.

4.	Qualcomm, Inc.

5.	Occidental Petroleum Corp.

6.	Chevron Corp.

7.	Google, Inc.

8.	McDonald’s Corp.

9.	PepsiCo, Inc.

10.	Coca Cola Co.

Based on total net assets as of June 30, 2011. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2011. Subject to change.

JUNE 30, 2011	21

SCHEDULE OF INVESTMENTS

June 30, 2011

Sit Large Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)
Common Stocks - 98.7%
Communications - 1.4%
57,500	Rogers Communications, Inc.	2,272,400
77,200	Verizon Communications, Inc.	2,874,156

		5,146,556

Consumer Durables - 0.6%
34,700	Tupperware Brands Corp.	2,340,515

Consumer Non-Durables - 9.2%
40,600	Coach, Inc.	2,595,558
104,800	Coca-Cola Co.	7,051,992
59,200	General Mills, Inc.	2,203,424
37,600	NIKE, Inc.	3,383,248
103,200	PepsiCo, Inc.	7,268,376
93,200	Philip Morris International, Inc.	6,222,964
75,700	Procter & Gamble Co.	4,812,249

		33,537,811

Consumer Services - 2.9%
94,600	McDonald’s Corp.	7,976,672
30,300	Visa, Inc.	2,553,078

		10,529,750

Electronic Technology - 18.2%
38,800	Apple, Inc. *	13,023,996
275,200	Applied Materials, Inc.	3,580,352
268,800	Atmel Corp. *	3,782,016
110,800	Broadcom Corp. *	3,727,312
191,300	Ciena Corp. *	3,516,094
74,900	EMC Corp. *	2,063,495
19,700	F5 Networks, Inc. *	2,171,925
168,100	Intel Corp.	3,725,096
84,700	International Business Machines Corp.	14,530,285
95,800	Juniper Networks, Inc. *	3,017,700
212,000	Qualcomm, Inc.	12,039,480
30,700	VeriFone Systems, Inc. *	1,361,545

		66,539,296

Energy Minerals - 8.7%
39,100	Apache Corp.	4,824,549
109,500	Chevron Corp.	11,260,980
110,200	Occidental Petroleum Corp.	11,465,208
50,100	Southwestern Energy Co. *	2,148,288
41,500	Ultra Petroleum Corp. *	1,900,700

		31,599,725

Finance - 3.9%
34,600	ACE, Ltd.	2,277,372
35,000	Franklin Resources, Inc.	4,595,150
22,400	Goldman Sachs Group, Inc.	2,981,216
51,600	JPMorgan Chase & Co.	2,112,504
35,700	Prudential Financial, Inc.	2,270,163

		14,236,405

Quantity	Name of Issuer	Fair Value ($)
Health Services - 1.2%
28,000	McKesson Corp.	2,342,200
37,800	Medco Health Solutions, Inc.*	2,136,456

		4,478,656

Health Technology - 8.4%
43,600	Allergan, Inc.	3,629,700
18,900	Baxter International, Inc.	1,128,141
76,000	Celgene Corp. *	4,584,320
68,600	Gilead Sciences, Inc. *	2,840,726
8,100	Intuitive Surgical, Inc. *	3,014,091
143,500	Pfizer, Inc.	2,956,100
104,400	St. Jude Medical, Inc.	4,977,792
47,300	Stryker Corp.	2,776,037
36,800	Thermo Fisher Scientific, Inc.*	2,369,552
35,940	Varian Medical Systems, Inc.*	2,516,519

		30,792,978

Industrial Services - 2.6%
52,200	McDermott International, Inc. *	1,034,082
72,200	Schlumberger, Ltd.	6,238,080
67,900	Seadrill, Ltd.	2,395,512

		9,667,674

Non-Energy Minerals - 1.4%
19,600	Allegheny Technologies, Inc.	1,244,012
74,600	Freeport-McMoRan Copper & Gold, Inc.	3,946,340

		5,190,352

Process Industries - 3.2%
25,200	CF Industries Holdings, Inc.	3,570,084
70,700	Ecolab, Inc.	3,986,066
36,700	Praxair, Inc.	3,977,913

		11,534,063

Producer Manufacturing - 11.7%
43,000	3M Co.	4,078,550
115,400	ABB, Ltd., ADR *	2,994,630
91,600	Danaher Corp.	4,853,884
68,400	Deere & Co.	5,639,580
78,800	Eaton Corp.	4,054,260
87,800	Emerson Electric Co.	4,938,750
45,300	Goodrich Corp.	4,326,150
74,300	Johnson Controls, Inc.	3,095,338
17,000	Precision Castparts Corp.	2,799,050
66,300	United Technologies Corp.	5,868,213

		42,648,405

Retail Trade - 8.0%
18,400	Amazon.com, Inc. *	3,762,616
44,661	Costco Wholesale Corp.	3,628,259
65,400	CVS Caremark Corp.	2,457,732
37,700	Dick’s Sporting Goods, Inc. *	1,449,565
91,800	Home Depot, Inc.	3,324,996

See accompanying notes to financial statements.
22	SIT MUTUAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2011

Sit Large Cap Growth Fund (Continued)

Quantity	Name of Issuer	Fair Value ($)
87,000	Kohl’s Corp.	4,350,870
77,100	Target Corp.	3,616,761
47,900	TJX Cos., Inc.	2,516,187
75,000	Wal-Mart Stores, Inc.	3,985,500

		29,092,486

Technology Services - 13.6%
99,100	Accenture, PLC	5,987,622
74,000	Cognizant Technology Solutions Corp. *	5,427,160
19,500	Google, Inc. *	9,874,410
375,300	Oracle Corp.	12,351,123
9,000	priceline.com, Inc. *	4,607,370
39,000	Salesforce.com, Inc. *	5,810,220
56,000	VMware, Inc. *	5,612,880

		49,670,785

Transportation - 2.4%
39,300	Expeditors International of Washington, Inc.	2,011,767
44,800	Union Pacific Corp.	4,677,120
28,100	United Parcel Service, Inc.	2,049,333

		8,738,220

Quantity	Name of Issuer	Fair Value ($)
Utilities - 1.3%
86,000	Calpine Corp. *	1,387,180
102,800	Wisconsin Energy Corp.	3,222,780

		4,609,960

Total Common Stocks (cost: $278,896,553)		360,353,637

Rights - 0.1%
54,900	Sanofi, Price 2.35, Expires 12/31/20 *
Total Rights (cost: $ — )		132,309

Short-Term Securities - 1.4%
5,213,399	Wells Fargo Adv. Govt. Money Mkt., 0.01%
Total Short-Term Securities (cost: $5,213,399)		5,213,399

Total Investments in Securities - 100.2% (cost: $284,109,952)		365,699,345
Other Assets and Liabilities, net (0.2%)		(654,748)

Total Net Assets - 100.0%		$365,044,597

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

PLC — Public Limited Company

A summary of the inputs used to value the Fund’s net assets as of June 30, 2011 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	360,353,637	—	—	360,353,637
Rights	132,309	—	—	132,309
Short-Term Securities	5,213,399	—	—	5,213,399

Total:	365,699,345	—	—	365,699,345

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

JUNE 30, 2011	23

Sit Mid Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of growth companies with capitalizations of $2 billion to $15 billion at the time of purchase.

The Sit Mid Cap Growth Fund’s twelve-month return was +37.25%, which compares to +43.25% for the Russell Midcap® Growth Index. The Russell Midcap® Index gained +38.47% during the period.

Despite a setback in the past two months, mid-cap stocks posted very strong returns over the past year. While we continue to see many attractive long-term investment opportunities, we believe that investors should expect more modest gains in the year ahead. Earnings comparisons are becoming more difficult, unemployment remains stubbornly high, and elevated government debt levels are resulting in austerity measures that will likely dampen growth prospects in many key regions around the world, including the U.S. Fortunately, our investment team continues to identify many mid-sized companies that do not require a robust economy to deliver earnings growth. In the producer manufacturing sector, for example, we prefer companies leveraged to commercial aerospace, where a combination of rebounding traffic growth, emerging market demand and the need for greater fuel efficiency is driving demand. We also continue to see multiple growth drivers for technology, emphasizing companies with exposure to key secular growth areas, including mobile commerce, the proliferation of touchscreen mobile devices, and the deployment of upgraded telecommunications infrastructure. Finally, our analysis of long-term supply and demand trends points to a very positive outlook for commodities, particularly those relating to agriculture and energy.

Compared to the Russell Midcap Growth Index, the Fund’s one-year relative performance was negatively impacted by stock selection in the electronic technology, health technology and technology services sectors. Lagging stocks in these sectors included Synaptics, Broadcom, NuVasive, Dolby Laboratories and priceline.com. These negatives were partially offset by favorable stock selection in the consumer durables and retail trade sectors, led by strong performances in shares of Fossil, Tupperware Brands, Ulta Salon Cosmetics & Fragrance and Lululemon Athletica.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Russell Midcap® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1

Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

Our research effort is highly focused on companies with strong, experienced management teams, sound balance sheets, and sustainable earnings growth potential. We strongly believe that this focus will reward our shareholders over time.

Roger J. Sit

Kent L. Johnson

Matthew T. Loucks

Robert W. Sit

Portfolio Managers

24	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2011

	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index 1	Russell Midcap® Index 2
One Year	37.25%	43.25%	38.47%
Five Year	4.94	6.28	5.30
Ten Year	3.18	5.52	7.59
Since Inception (9/2/82)	12.06	n/a	n/a

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1

Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2	Russell Midcap® Index is an unmanaged index that measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index.

PORTFOLIO SUMMARY

Net Asset Value 6/30/11:	$15.88 Per Share
Net Asset Value 6/30/10:	$11.57 Per Share
Total Net Assets:	$165.3 Million
Weighted Average Market Cap:	$11.9 Billion

TOP 10 HOLDINGS

1.	Cognizant Technology Solutions Corp.

2.	Ulta Salon Cosmetics & Fragrance, Inc.

3.	Salesforce.com, Inc.

4.	Cummins, Inc.

5.	Snap-On, Inc.

6.	Tupperware Brands Corp.

7.	Albemarle Corp.

8.	Fossil, Inc.

9.	Coach, Inc.

10.	Ecolab, Inc.

Based on total net assets as of June 30, 2011. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2011. Subject to change.

JUNE 30, 2011	25

SCHEDULE OF INVESTMENTS

June 30, 2011

Sit Mid Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)
Common Stocks - 98.0%
Commercial Services - 0.5%
7,600	Factset Research Systems, Inc.	777,632

Communications - 0.5%
23,650	Akamai Technologies, Inc. *	744,266

Consumer Durables - 5.4%
24,300	Fossil, Inc. *	2,860,596
49,900	Snap-On, Inc.	3,117,752
44,700	Tupperware Brands Corp.	3,015,015

		8,993,363

Consumer Non-Durables - 5.5%
44,100	Coach, Inc.	2,819,313
62,300	Coca-Cola Enterprises, Inc.	1,817,914
28,000	Guess?, Inc.	1,177,680
18,000	Hansen Natural Corp. *	1,457,100
72,500	Iconix Brand Group, Inc. *	1,754,500

		9,026,507

Consumer Services - 2.5%
5,500	Chipotle Mexican Grill, Inc. *	1,695,045
60,600	International Game Technology	1,065,348
39,532	Marriott International, Inc.	1,402,991

		4,163,384

Electronic Technology - 10.6%
137,500	Atmel Corp. *	1,934,625
64,200	Broadcom Corp. *	2,159,688
89,800	Ciena Corp. *	1,650,524
22,800	F5 Networks, Inc. *	2,513,700
49,900	Juniper Networks, Inc. *	1,571,850
46,700	Linear Technology Corp.	1,542,034
35,500	NetApp, Inc. *	1,873,690
35,000	Skyworks Solutions, Inc. *	804,300
42,200	Synaptics, Inc. *	1,086,228
31,900	Veeco Instruments, Inc. *	1,544,279
19,800	VeriFone Systems, Inc. *	878,130

		17,559,048

Energy Minerals - 4.4%
11,000	Apache Corp.	1,357,290
20,200	EQT Corp.	1,060,904
22,400	Murphy Oil Corp.	1,470,784
32,800	Southwestern Energy Co. *	1,406,464
17,700	Ultra Petroleum Corp. *	810,660
9,900	Walter Energy, Inc.	1,146,420

		7,252,522

Finance - 7.0%
24,950	ACE, Ltd.	1,642,209
20,500	Affiliated Managers Group, Inc. *	2,079,725
29,000	Ameriprise Financial, Inc.	1,672,720

Quantity	Name of Issuer	Fair Value ($)
15,300	IntercontinentalExchange, Inc. *	1,908,063
47,700	Marsh & McLennan Cos., Inc.	1,487,763
27,100	T Rowe Price Group, Inc.	1,635,214
86,700	TCF Financial Corp.	1,196,460

		11,622,154

Health Services - 3.6%
43,500	Allscripts Healthcare Solutions, Inc. *	844,770
25,200	Covance, Inc. *	1,496,124
37,800	Express Scripts, Inc. *	2,040,444
9,400	Laboratory Corp. of America Holdings *	909,826
7,500	Stericycle, Inc. *	668,400

		5,959,564

Health Technology - 8.6%
28,500	Allergan, Inc.	2,372,625
92,100	Amylin Pharmaceuticals, Inc. *	1,230,456
35,500	Celgene Corp. *	2,141,360
13,800	Edwards Lifesciences Corp. *	1,203,084
13,400	IDEXX Laboratories, Inc. *	1,039,304
5,446	Intuitive Surgical, Inc. *	2,026,511
44,088	NuVasive, Inc. *	1,449,613
29,450	Thermo Fisher Scientific, Inc.	1,896,285
12,600	Varian Medical Systems, Inc. *	882,252

		14,241,490

Industrial Services - 4.0%
36,700	Chicago Bridge & Iron Co. NV	1,427,630
55,000	McDermott International, Inc. *	1,089,550
17,100	National Oilwell Varco, Inc.	1,337,391
14,950	Schlumberger, Ltd.	1,291,680
43,000	Seadrill, Ltd.	1,517,040

		6,663,291

Non-Energy Minerals - 2.8%
13,600	Allegheny Technologies, Inc.	863,192
18,400	Haynes International, Inc.	1,139,512
116,000	Stillwater Mining Co. *	2,553,160

		4,555,864

Process Industries - 7.8%
17,200	Airgas, Inc.	1,204,688
43,300	Albemarle Corp.	2,996,360
18,800	CF Industries Holdings, Inc.	2,663,396
49,500	Ecolab, Inc.	2,790,810
15,600	FMC Corp.	1,341,912
36,700	Scotts Miracle-Gro Co.	1,883,077

		12,880,243

Producer Manufacturing - 12.2%
31,600	AGCO Corp. *	1,559,776
40,125	AMETEK, Inc.	1,801,612
30,000	Cooper Industries, PLC	1,790,100

See accompanying notes to financial statements.
26	SIT MUTUAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2011

Sit Mid Cap Growth Fund (Continued)

Quantity	Name of Issuer	Fair Value ($)
31,300	Cummins, Inc.	3,239,237
16,000	Eaton Corp.	823,200
14,800	Flowserve Corp.	1,626,372
10,000	Goodrich Corp.	955,000
16,400	Precision Castparts Corp.	2,700,260
24,700	Rockwell Collins, Inc.	1,523,743
29,000	SPX Corp.	2,397,140
45,000	Trimble Navigation, Ltd. *	1,783,800

		20,200,240

Retail Trade - 9.2%
33,400	BJ’s Wholesale Club, Inc. *	1,681,690
65,200	Dick’s Sporting Goods, Inc. *	2,506,940
19,400	Lululemon Athletica, Inc. *	2,169,308
76,900	Macy’s, Inc.	2,248,556
18,300	Nordstrom, Inc.	859,002
47,300	TJX Cos., Inc.	2,484,669
51,100	Ulta Salon Cosmetics & Fragrance, Inc. *	3,300,038

		15,250,203

Technology Services - 9.8%
47,100	ANSYS, Inc. *	2,574,957
52,800	Autodesk, Inc. *	2,038,080
15,700	Citrix Systems, Inc. *	1,256,000
47,200	Cognizant Technology Solutions Corp. *	3,461,648
4,100	priceline.com, Inc. *	2,098,913
21,800	Salesforce.com, Inc. *	3,247,764
27,500	Ultimate Software Group, Inc. *	1,496,825

		16,174,187

Transportation - 2.1%
19,700	CH Robinson Worldwide, Inc.	1,553,148

Quantity	Name of Issuer	Fair Value ($)
38,700	Expeditors International of Washington, Inc.	1,981,053

		3,534,201

Utilities - 1.5%
51,500	Calpine Corp. *	830,695
25,100	UGI Corp.	800,439
25,600	Wisconsin Energy Corp.	802,560

		2,433,694

Total Common Stocks (cost: $111,959,559)		162,031,853

Short-Term Securities - 2.6%
4,183,623	Wells Fargo Adv. Govt. Money Mkt., 0.01%
Total Short-Term Securities (cost: $4,183,623)		4,183,623

Total Investments in Securities - 100.6% (cost: $116,143,182)		166,215,476
Other Assets and Liabilities, net (0.6%)		(927,795)

Total Net Assets - 100.0%		$165,287,681

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the inputs used to value the Fund’s net assets as of June 30, 2011 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	162,031,853	—	—	162,031,853
Short-Term Securities	4,183,623	—	—	4,183,623

Total:	166,215,476	—	—	166,215,476

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

JUNE 30, 2011	27

Sit Small Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies with capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000 Index measured at the end of the previous twelve months ($6.0 billion as of June 30, 2011).

The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

The Sit Small Cap Growth Fund return was +40.04% over the past twelve months. This compares to the return of +43.50% for the Rus-sell 2000® Growth Index and the +37.41% gain for the Russell 2000® Index.

Small cap stocks continued to outperform the broader market over the past twelve months, as investors have sought out small, fast-growing companies that are benefitting from improvements in economic conditions. Despite the strong recent price momentum, we expect returns to be more modest in the year ahead for two key reasons. First, valuations for small stocks, in particular, have increased significantly since the market lows in March 2009 and now trade at notable premium to large cap stocks. Second, earnings comparisons are now becoming more difficult, as the economic recovery has been underway for several quarters.

In terms of our current strategy, nothing has materially changed our key investment themes and sector strategies, which we have highlighted over the past several quarters. We continue to believe that an emphasis on “quality” is particularly important, as risks (e.g., housing, excessive government/consumer debt, geopolitics) to the fragile economic recovery still exist. The Fund remains well-diversified among sectors, with the largest sector weights in health technology, electronic technology and technology services. We feel these sectors offer the most attractive combination of cyclical and secular growth. For example, the technology sectors are benefitting from a cyclical increase in corporate capital spending and secular trends, such as growth in wireless communications and continued deployment of upgraded telecommunications infrastructure. Long-term growth prospects are also excellent for healthcare companies, given demographic trends and innovations within the sector. Our investments in the sector reflect our belief that successful companies going forward will have business models that focus on developing innovative products (devices, drugs or services) with data supportive of reducing associated healthcare costs. Conversely, the Fund remains underweighted in sectors most dependent on the U.S. consumer, including retail trade and consumer services. We believe growth in these

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Russell 2000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1

Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

sectors will be more difficult over the long term due to a subpar recovery in labor markets and elevated consumer debt levels.

Despite strong absolute returns, the Fund underperformed the Rus-sell 2000® Growth Index over the past twelve months. Stock selection in the health technology, electronic technology and energy minerals sectors were the largest detractors from performance. The underperformance of these sectors was partially offset by strong stock selection in the retail trade and consumer durables sectors.

Roger J. Sit	Matt T. Loucks	Michael J. Stellmacher
Kent L. Johnson	Robert W. Sit	Portfolio Managers

28	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2011

	Sit Small Cap Growth Fund	Russell 2000® Growth Index 1	Russell 2000® Index 2
One Year	40.04%	43.50%	37.41%
Five Year	5.56	5.79	4.08
Ten Year	4.24	4.63	6.27
Since Inception (7/1/94)	11.03	7.00	8.96

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1

Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2

Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization.

PORTFOLIO SUMMARY

Net Asset Value 6/30/11:	$43.86 Per Share
Net Asset Value 6/30/10:	$31.32 Per Share
Total Net Assets:	$94.7 Million
Weighted Average Market Cap:	$4.2 Billion

TOP 10 HOLDINGS

1.	Ulta Salon Cosmetics & Frangrance, Inc.

2.	Informatica Corp.

3.	Tupperware Brands Corp.

4.	Northern Oil and Gas, Inc.

5.	ANSYS, Inc.

6.	Snap-On, Inc.

7.	Concur Technologies, Inc.

8.	Solera Holdings, Inc.

9.	Syntel, Inc.

10.	AMETEK, Inc.

Based on total net assets as of June 30, 2011. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2011. Subject to change.

JUNE 30, 2011	29

SCHEDULE OF INVESTMENTS

June 30, 2011

Sit Small Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)
Common Stocks - 98.5%
Commercial Services - 1.0%
9,000	Factset Research Systems, Inc.	920,880

Communications - 0.9%
9,250	SBA Communications Corp. *	353,258
25,600	TW Telecom, Inc. *	525,568

		878,826

Consumer Durables - 6.2%
6,900	Fossil, Inc. *	812,268
10,500	Polaris Industries, Inc.	1,167,285
27,900	Snap-On, Inc.	1,743,192
31,300	Tupperware Brands Corp.	2,111,185

		5,833,930

Consumer Non-Durables - 4.6%
29,400	Central European Distribution Corp. *	329,280
15,900	Guess?, Inc.	668,754
16,400	Hansen Natural Corp. *	1,327,580
41,000	Iconix Brand Group, Inc. *	992,200
34,600	True Religion Apparel, Inc. *	1,006,168

		4,323,982

Consumer Services - 1.8%
16,900	Buffalo Wild Wings, Inc. *	1,120,639
17,300	Red Robin Gourmet Burgers, Inc. *	629,374

		1,750,013

Electronic Technology - 12.4%
52,700	Atmel Corp. *	741,489
60,400	Ciena Corp. *	1,110,152
10,000	F5 Networks, Inc. *	1,102,500
27,600	Meru Networks, Inc. *	331,476
20,800	MICROS Systems, Inc. *	1,033,968
27,600	Riverbed Technology, Inc. *	1,092,684
27,200	Rubicon Technology, Inc. *	458,592
49,400	Skyworks Solutions, Inc. *	1,135,212
27,400	Synaptics, Inc. *	705,276
17,900	Varian Semiconductor Equipment Assoc., Inc. *	1,099,776
20,700	Veeco Instruments, Inc. *	1,002,087
22,400	VeriFone Systems, Inc. *	993,440
39,800	Volterra Semiconductor Corp. *	981,468

		11,788,120

Energy Minerals - 4.1%
40,500	Brigham Exploration Co. *	1,212,165
84,900	Northern Oil and Gas, Inc. *	1,880,535
17,600	Southwestern Energy Co. *	754,688

		3,847,388

Finance - 5.3%
15,575	Affiliated Managers Group, Inc. *	1,580,084
20,300	Allied World Assurance Co. Holdings, Ltd.	1,168,874
24,800	Hanover Insurance Group, Inc.	935,208

Quantity	Name of Issuer	Fair Value ($)
13,350	Stifel Financial Corp. *	478,731
65,300	TCF Financial Corp.	901,140

		5,064,037

Health Services - 2.2%
46,800	Allscripts Healthcare Solutions, Inc. *	908,856
14,300	Covance, Inc. *	848,991
3,400	Stericycle, Inc. *	303,008

		2,060,855

Health Technology - 12.5%
34,600	Alexion Pharmaceuticals, Inc. *	1,627,238
69,400	Amylin Pharmaceuticals, Inc. *	927,184
16,400	Celgene Corp. *	989,248
15,400	Gen-Probe, Inc. *	1,064,910
12,000	Haemonetics Corp. *	772,440
2,800	Intuitive Surgical, Inc. *	1,041,908
28,400	NuVasive, Inc. *	933,792
19,400	PerkinElmer, Inc.	522,054
9,600	Techne Corp.	800,352
39,000	Thoratec Corp. *	1,279,980
14,600	United Therapeutics Corp. *	804,460
34,700	Volcano Corp. *	1,120,463

		11,884,029

Industrial Services - 7.3%
16,300	Atwood Oceanics, Inc. *	719,319
4,700	CARBO Ceramics, Inc.	765,865
27,000	Chicago Bridge & Iron Co. NV	1,050,300
12,400	Core Laboratories NV	1,383,096
13,900	Lufkin Industries, Inc.	1,196,095
47,500	McDermott International, Inc. *	940,975
19,300	URS Corp. *	863,482

		6,919,132

Non-Energy Minerals - 2.3%
7,150	Allegheny Technologies, Inc.	453,810
9,500	Haynes International, Inc.	588,335
53,300	Stillwater Mining Co. *	1,173,133

		2,215,278

Process Industries - 2.9%
11,100	CF Industries Holdings, Inc.	1,572,537
22,300	Scotts Miracle-Gro Co.	1,144,213

		2,716,750

Producer Manufacturing - 10.9%
36,900	AMETEK, Inc.	1,656,810
15,700	Anixter International, Inc.	1,025,838
7,900	Esterline Technologies Corp. *	603,560
25,800	IDEX Corp.	1,182,930
23,600	Kaydon Corp.	880,752
14,200	MTS Systems Corp.	593,986
29,500	Rofin-Sinar Technologies, Inc. *	1,007,425

See accompanying notes to financial statements.
30	SIT MUTUAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2011

Sit Small Cap Growth Fund (Continued)

Quantity	Name of Issuer	Fair Value ($)
10,500	Thomas & Betts Corp. *	565,425
27,400	Trimble Navigation, Ltd. *	1,086,136
10,500	Wabtec Corp.	690,060
28,300	Woodward Governor Co.	986,538

		10,279,460

Retail Trade - 9.9%
22,800	BJ’s Wholesale Club, Inc. *	1,147,980
33,300	Casey’s General Stores, Inc.	1,465,200
39,500	Cato Corp.	1,137,600
37,100	Dick’s Sporting Goods, Inc. *	1,426,495
19,600	GameStop Corp. *	522,732
11,000	Lululemon Athletica, Inc. *	1,230,020
37,600	Ulta Salon Cosmetics & Fragrance, Inc. *	2,428,208

		9,358,235

Technology Services - 12.2%
33,300	ANSYS, Inc. *	1,820,511
13,200	Citrix Systems, Inc. *	1,056,000
33,900	Concur Technologies, Inc. *	1,697,373
36,900	Informatica Corp. *	2,156,067
28,500	Solera Holdings, Inc.	1,686,060
28,400	Syntel, Inc.	1,679,008
27,300	Ultimate Software Group, Inc. *	1,485,939

		11,580,958

Quantity	Name of Issuer	Fair Value ($)
Transportation - 0.8%
19,900	HUB Group, Inc. *	749,434

Utilities - 1.2%
20,800	Gas Natural, Inc.	240,240
6,600	ITC Holdings Corp.	473,682
13,800	UGI Corp.	440,082

		1,154,004

Total Common Stocks (cost: $66,999,944)		93,325,311

Short-Term Securities - 1.5%
1,436,960	Wells Fargo Adv. Govt. Money Mkt., 0.01%
Total Short-Term Securities (cost: $1,436,960)		1,436,960

Total Investments in Securities - 100.0% (cost: $68,436,904)		94,762,271
Other Assets and Liabilities, net 0.0%		(18,151)

Total Net Assets - 100.0%		$94,744,120

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the inputs used to value the Fund’s net assets as of June 30, 2011 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	93,325,311	—	—	93,325,311
Short-Term Securities	1,436,960	—	—	1,436,960

Total:	94,762,271	—	—	94,762,271

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

JUNE 30, 2011	31

Sit International Growth Fund

OBJECTIVE & STRATEGY

The objective of the International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States.

In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

The Sit International Growth Fund posted strong absolute performance for the twelve month period ended June 30, 2011. The Fund returned +31.08%, while the MSCI EAFE Growth Index returned +31.25%. Most of the positive performance was garnered in the last six months of 2010, with the first six months of 2011 experiencing much more volatile and less stellar positive performance. While improved economic data and better-than-expected earnings drove the international equity markets higher in 2010, mixed global economic data and concerns of a global economic slowdown muted returns and created much more volatile markets in 2011. The European debt crisis, impact of tightening measures in China, and deficit ceiling negotiations in the U.S. contributed to the single-digit market returns thus far in 2011.

The Fund continues to maintain a diversified portfolio consisting of attractively valued and high quality stocks across a wide variety of sectors. Technology hardware, banks, and capital goods stocks added value due to good stock selection. Energy was positive from both a stock selection and overweight standpoint. Conversely, the Fund experienced negative stock selection in the food, beverage & tobacco, software, and pharmaceutical industries. Automobiles & components also had a negative impact given the Fund’s underweight stance.

On a regional basis, Japan was the largest positive contributor due to both stock selection and the underweight position relative to the Index. The translation from Japanese yen to U.S. dollar also had a positive impact. The Fund’s UK holdings were the next best contributors due to good stock selection and position currency translation from British pounds to U.S. dollar. The Asia ex-Japan region added value to the Fund from both a stock selection and allocation standpoint. Unlike the Japanese yen and British pound, the currencies in Asia ex-Japan (mostly U.S. dollar pegged) detracted from relative performance. Non-euroland negatively impacted the Fund due to poor stock selection.

In the Fund, our strategy is to maintain a significant weight in Europe, but underweight the region versus the Index. The European weight composition includes companies with exposure to emerging markets, global exporters, and domestic consumption growth. Given the still uncertain debt crisis in Europe, and potential ramifications to the banking sector, the Fund remains underweighted European banks. While the Fund remains significantly underweighted in Japan,

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI EAFE Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	MSCI EAFE Growth Index (Europe Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of growth oriented developed market stocks within Europe, Australasia and the Far East. It is not possible to invest directly in an index.

we are materially reducing the underweight by increasing exposure in export-related and infrastructure-rebuilding companies. We believe these companies will outperform over the next twelve months as the rebuilding in Japan takes hold. Conversely, the Fund continues to overweight Asia ex-Japan, with exposure to material-related stocks that are set to benefit from the resumption of exports to China, India, and now Japan. Moreover, we continue to hold consumer stocks that should benefit from increased spending by the lower, middle, and upper classes. We believe it is prudent in this volatile market to have a diversified and high-quality Fund focused on companies with dominant market shares, strong sales and earnings growth, operating margin leverage, free cash flow, and healthy balance sheets.

Roger J. Sit         Tasha M. Murdoff         Janet K. Kinzler

Portfolio Managers

32	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2011

	Sit International Growth Fund	MSCI EAFE Growth Index 1	MSCI EAFE Index [2]
One Year	31.08%	31.25%	30.36%
Five Year	0.68	2.51	1.48
Ten Year	1.08	5.28	5.66
Since Inception (11/1/91)	4.14	4.10	5.60

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1	MSCI EAFE Growth Index (Europe Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of growth oriented developed market stocks within Europe, Australasia and the Far East. It is not possible to invest directly in an index.
2	MSCI EAFE Index (Europe Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

FUND DIVERSIFICATION - BY REGION

	Sit Int’l Growth Fund	MSCI EAFE Growth Index
Europe	56.0%	58.8%
Asia	29.6%	40.5%
Other	11.8%	0.7%
Cash & Other Net Assets	2.6%	—

Based on total net assets as of June 30, 2011. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 6/30/11:	$15.16 Per Share
Net Asset Value 6/30/10:	$11.67 Per Share
Total Net Assets:	$24.8 Million
Weighted Average Market Cap:	$57.7 Billion

TOP 10 HOLDINGS

1.	BHP Billiton, Ltd.

2.	Rio Tinto, PLC, ADR

3.	Royal Dutch Shell, PLC, ADR

4.	Nestle SA

5.	Siemens AG

6.	Honda Motor Co., Ltd.

7.	Diageo, PLC, ADR

8.	Reckitt Benckiser Group, PLC

9.	Pearson, PLC, ADR

10.	Komatsu, Ltd.

Based on total net assets as of June 30, 2011. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2011. Subject to change.

JUNE 30, 2011	33

SCHEDULE OF INVESTMENTS

June 30, 2011

Sit International Growth Fund

Quantity	Name of Issuer	Fair Value ($)
Common Stocks - 97.4%
Africa/Middle East - 1.5%
Israel - 1.0%
5,000	Teva Pharmaceutical Industries, Ltd., ADR	241,100

South Africa - 0.5%
2,600	Sasol, Ltd., ADR	137,514

Asia - 29.6%
Australia - 8.4%
10,100	Australia & New Zealand Banking Group, Ltd.	239,418
21,125	BHP Billiton, Ltd.	998,384
8,700	Rio Tinto, PLC, ADR	629,184
1,800	Westpac Banking Corp., ADR	216,288

		2,083,274

China/Hong Kong - 7.1%
11,900	China Unicom Hong Kong, Ltd., ADR	241,213
10,600	Hong Kong Exchanges & Clearing, Ltd.	223,203
16,270	HSBC Holdings, PLC	161,313
27,150	HSBC Holdings, PLC	270,004
17,000	Hutchison Whampoa, Ltd.	184,194
80,000	Li & Fung, Ltd.	159,895
1,300	New Oriental Education & Tech. Group, ADR *	145,236
6,900	Standard Chartered, PLC	181,248
13,600	Sun Hung Kai Properties, Ltd.	198,799

		1,765,105

Japan - 11.5%
41,000	Daicel Chemical Industries, Ltd.	270,859
1,600	Fanuc, Ltd.	267,557
12,400	Honda Motor Co., Ltd.	477,734
17,000	Kirin Holdings Co., Ltd.	236,996
13,400	Komatsu, Ltd.	418,390
32,000	Kubota Corp.	283,890
5,400	Makita Corp.	251,634
5,500	Oracle Corp.	239,688
2,200	SMC Corp.	396,594

		2,843,342

South Korea - 1.9%
675	Hyundai Mobis	253,972
550	Samsung Electronics Co., Ltd., GDR	212,757

		466,729

Taiwan - 0.7%
5,500	HTC Corp.	185,962

Quantity	Name of Issuer	Fair Value ($)
Europe - 56.0%
Denmark - 1.0%
7,900	Pandora A/S	248,209

France - 9.0%
3,260	Alstom SA	200,800
6,925	AXA SA	157,200
4,150	BNP Paribas	320,004
4,900	Dassault Systemes SA	416,701
8,270	Ingenico	402,433
3,550	Schlumberger, Ltd.	306,720
7,200	Total SA	416,259

		2,220,117

Germany - 6.9%
4,050	Adidas AG	321,093
2,125	Allianz SE	296,326
2,270	Muenchener Rueckver	346,529
930	Rational AG	245,508
3,715	Siemens AG	510,521

		1,719,977

Italy - 2.1%
44,700	Enel SPA	292,079
5,000	Tenaris SA, ADR	228,650

		520,729

Netherlands - 1.6%
5,400	ASML Holding NV	199,584
15,100	ING Groep NV *	186,086

		385,670

Norway - 0.8%
5,800	Seadrill, Ltd.	204,624

Poland - 0.4%
9,300	Central European Distribution Corp. *	104,160

Spain - 3.5%
27,700	Banco Bilbao Vizcaya Argentaria SA, ADR	325,198
3,305	Inditex SA	301,133
10,155	Telefonica SA	248,024

		874,355

Sweden - 2.2%
3,300	Autoliv, Inc.	258,885
2,700	Millicom International Cellular SA, SDR	282,877

		541,762

Switzerland - 10.9%
11,500	ABB, Ltd., ADR *	298,425
3,100	Credit Suisse Group AG *	120,814
1,550	Kuehne & Nagel International	235,484
8,445	Nestle SA	525,520
3,959	Novartis AG	242,636

See accompanying notes to financial statements.
34	SIT MUTUAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2011

Sit International Growth Fund (Continued)

Quantity	Name of Issuer	Fair Value ($)
1,300	Roche Holding AG	217,647
192	SGS SA	364,711
1,925	Sulzer AG	313,871
1,140	Syngenta AG *	385,264

		2,704,372

United Kingdom - 17.6%
5,000	Anglo American, PLC	247,971
5,100	Autonomy Corp., PLC *	139,700
8,025	British American Tobacco, PLC	351,910
12,150	Burberry Group, PLC	282,545
49,100	Carphone Warehouse Group, PLC	333,338
70,500	Centrica, PLC	366,071
5,800	Diageo, PLC, ADR	474,846
7,100	GlaxoSmithKline, PLC, ADR	304,590
22,100	Pearson, PLC, ADR	420,121
8,125	Reckitt Benckiser Group, PLC	448,762
8,600	Royal Dutch Shell, PLC, ADR	617,050
37,850	Tesco, PLC	244,549
54,000	Vodafone Group, PLC	143,189

		4,374,642

Latin America - 3.3%
Brazil - 1.7%
5,500	AGCO Corp. *	271,480
4,500	Petrobras, ADR	152,370

		423,850

Mexico - 0.8%
63,020	Wal-Mart de Mexico	187,039

Peru - 0.8%
6,300	Southern Copper Corp.	207,081

North America - 7.0%
Bermuda - 1.2%
4,350	PartnerRe, Ltd.	299,498

Canada - 4.6%
3,300	Canadian National Railway Co.	263,670
1,750	Lululemon Athletica, Inc. *	195,685
7,900	Rogers Communications, Inc.	312,208
4,250	Royal Bank of Canada	242,377
3,000	Suncor Energy, Inc.	117,300

		1,131,240

United States - 1.2%
5,600	Covidien, PLC	298,088

Total Common Stocks (cost: $18,589,327)		24,168,439

Quantity	Name of Issuer	Fair Value ($)
Short-Term Securities - 1.0%
250,066	Wells Fargo Adv. Govt. Money Mkt., 0.01%
Total Short-Term Securities (cost: $250,066)		250,066

Total Investments in Securities - 98.4% (cost: $18,839,393)		24,418,505
Other Assets and Liabilities, net - 1.6%		404,480

Total Net Assets - 100.0%		$24,822,985

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PLC — Public Limited Company

SDR — Swedish Depositary Receipt

JUNE 30, 2011	35

SCHEDULE OF INVESTMENTS

June 30, 2011

Sit International Growth Fund (Continued)

A summary of the inputs used to value the Fund’s net assets as of June 30, 2011 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2* Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Australia	845,472	1,237,802	—	2,083,274
Bermuda	299,498	—	—	299,498
Brazil	423,850	—	—	423,850
Canada	1,131,240	—	—	1,131,240
China/Hong Kong	386,449	1,378,656	—	1,765,105
Denmark	248,209	—	—	248,209
France	306,720	1,913,397	—	2,220,117
Germany	—	1,719,977	—	1,719,977
Israel	241,100	—	—	241,100
Italy	228,650	292,079	—	520,729
Japan	—	2,843,342	—	2,843,342
Mexico	187,039	—	—	187,039
Netherlands	199,584	186,086	—	385,670
Norway	204,624	—	—	204,624
Peru	207,081	—	—	207,081
Poland	104,160	—	—	104,160
South Africa	137,514	—	—	137,514
South Korea	212,757	253,972	—	466,729
Spain	325,198	549,157	—	874,355
Sweden	258,885	282,877	—	541,762
Switzerland	298,425	2,405,947	—	2,704,372
Taiwan	—	185,962	—	185,962
United Kingdom	2,149,945	2,224,697	—	4,374,642
United States	298,088	—	—	298,088

	8,694,488	15,473,951	—	24,168,439

Short-Term Securities	250,066	—	—	250,066

Total:	8,944,554	15,473,951	—	24,418,505

*	Level 2 equity securities are primarily foreign securities where the closing price has been adjusted by application of a systematic process for events occurring after the close of the foreign exchange.

See accompanying notes to financial statements.
36	SIT MUTUAL FUNDS ANNUAL REPORT

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JUNE 30, 2011	37

Sit Developing Markets Growth Fund

OBJECTIVE & STRATEGY

The Fund seeks to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

The Sit Developing Markets Growth Fund outperformed the MSCI Emerging Markets Index with a twelve-month return of +25.95% versus +24.86%. Unlike the last six months of 2010, the first six months of 2011 saw emerging market stocks underperform developed market stocks. Much of this relative underperformance was driven by China and China-related holdings and markets. The slowdown in China and ramifications for the rest of the region and world forced the equity markets lower.

There was no clear industry leadership in the last twelve months. In general, higher-beta and cyclical stocks performed well in the last six months of 2010, while lower-beta and defensive-type stocks outperformed in the first six months of 2011. In aggregate, the top performing industries for the last twelve months were software & services, consumer services, food & staples retailing, and media. The worst performing industries were technology hardware, utilities, real estate, and energy. In what we believe will continue to be a more volatile trading environment, good stock picking will be essential. We maintain our focus on companies with strong, experienced management teams, sound balance sheets, cash flow generation, and sustainable earnings and revenue growth.

Regionally, the Fund had significant positive stock selection in Latin America. The resource-related and consumer-related stocks were significant contributors. Latin America marginally negatively impacted the Fund on an allocation basis, given the overweight position, as the region was the poorest performer over the last twelve months in emerging markets. Within Latin America, Brazilian holdings were the best performers, some include: Companhia Brasileira de Distribuicao Group Pao deAcucar (food retailing),Telecomunicacoes de Sao Paulo (telecommunications), and Banco Bradesco (banking). The Fund was negatively impacted by poor stock selection in emerging or Eastern Europe. While the region represents approximately 10% of the Index, the outperformance of the region along with the less-than-stellar stock selection materially detracted from absolute and relative performance. Asia remains the largest weighted region in the Fund.

In the Fund, we are maintaining an overweight in consumer-related, energy, and material stocks. The consumer theme is still intact in the Asian emerging economies. The population is large and consumption until now has been minimal, but should increase as economic growth continues and consumers upgrade their lifestyles. Con-

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI Emerging Markets Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index.

sumer stocks should benefit from increased spending by the lower, middle, and upper classes. We are underweighted the Chinese banks due to tightening concerns and renewed asset quality concerns, but valuations make the group interesting. In Latin America, we remain positive on resource-related securities along with consumer-related stocks. The higher energy and commodity prices are contributing significantly to growth in Latin America and are driving consumer strength. As the middle class continues to grow, our consumer-related holdings should benefit. The Fund is underweighted emerging or Eastern Europe, as we see better growth opportunities elsewhere.

Roger J. Sit

Raymond E. Sit

Portfolio Managers

See accompanying notes to financial statements.
38	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN

as of June 30, 2011

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index 1	MSCI Emerging Markets Growth Index 2
One Year	25.95%	24.86%	26.67%
Five Year	8.33	8.92	7.91
Ten Year	11.07	13.51	12.15
Since Inception (7/1/94)	5.87	5.26	n/a

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1	MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index.
2	MSCI Emerging Markets Growth Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of growth oriented emerging market stocks.

FUND DIVERSIFICATION - BY REGION

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index
Asia	56.0%	58.6%
Latin America	28.3%	22.9%
Europe	7.5%	10.7%
Africa/Middle East	7.0%	7.8%
Cash & Other Net Assets	1.2%	—

Based on total net assets as of June 30, 2011. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 6/30/11:	$23.24 Per Share
Net Asset Value 6/30/10:	$19.00 Per Share
Total Net Assets:	$15.4 Million
Weighted Average Market Cap:	$40.7 Billion

TOP 10 HOLDINGS

1.	Vale SA, ADR

2.	BHP Bilton, Ltd., ADR

3.	Petrobas

4.	Rio Tinto, Ltd.

5.	CNOOC, Ltd., ADR

6.	Samsung Electronics Co., Ltd.

7.	Banco Bradesco SA

8.	Cia de Bebidas das Americas, ADR

9.	Shinhan Financial Group Co., Ltd.

10.	Astra International Tbk PT

Based on total net assets as of June 30, 2011. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2011. Subject to change.

JUNE 30, 2011	39

SCHEDULE OF INVESTMENTS

June 30, 2011

Sit Developing Markets Growth Fund

Quantity	Name of Issuer	Fair Value ($)
Common Stocks - 97.8%
Africa/Middle East - 7.0%
Israel - 0.8%
3,200	NICE Systems, Ltd., ADR *	116,352

South Africa - 6.2%
8,854	Bidvest Group, Ltd.	197,215
11,500	MTN Group, Ltd.	244,994
4,450	Naspers, Ltd.	251,310
5,000	Sasol, Ltd., ADR	264,450

		957,969

Asia - 55.0%
Australia - 6.6%
5,700	BHP Billiton, Ltd., ADR	539,391
5,400	Rio Tinto, Ltd.	483,346

		1,022,737

China/Hong Kong - 22.4%
81,000	Belle International Holdings, Ltd.	171,128
3,400	China Life Insurance Co., Ltd., ADR	176,256
24,000	China Mengniu Dairy Co., Ltd.	81,045
78,000	China Oilfield Services, Ltd.	142,698
43,500	China Shenhua Energy Co., Ltd.	208,449
11,300	China Unicom Hong Kong, Ltd., ADR	229,051
1,950	CNOOC, Ltd., ADR	460,063
144,000	Daphne International Holdings, Ltd.	128,711
52,000	ENN Energy Holdings, Ltd.	176,983
26,000	Hengan International Group Co., Ltd.	233,794
2,900	Home Inns & Hotels Management, Inc., ADR *	110,316
6,800	Hong Kong Exchanges & Clearing, Ltd.	143,187
108,000	Huabao International Holdings, Ltd.	98,261
76,000	Li & Fung, Ltd.	151,900
1,950	New Oriental Education & Tech. Group, ADR *	217,854
88,000	PetroChina Co., Ltd.	129,253
55,000	Ports Design, Ltd.	130,578
10,000	Sun Hung Kai Properties, Ltd.	146,176
7,100	Tencent Holdings, Ltd.	193,776
192,000	Travelsky Technology, Ltd.	121,146

		3,450,625

India ** - 4.6%
5,900	ICICI Bank, Ltd., ADR	290,870
3,100	Infosys Technologies, Ltd., ADR	202,213
5,400	Reliance Industries, Ltd., GDR [4]	217,075

		710,158

Indonesia - 2.1%
44,000	Astra International Tbk PT	327,072

Phillipines - 1.1%
386,000	Manila Water Co., Inc.	166,033

Singapore - 0.5%
7,000	DBS Group Holdings, Ltd.	83,736

Quantity	Name of Issuer	Fair Value ($)
South Korea - 11.0%
14,375	Cheil Worldwide, Inc.	213,928
443	E-Mart Co., Ltd. *	101,542
360	Hyundai Mobis	135,452
9,007	Industrial Bank of Korea, GDR [4]	157,337
2,100	POSCO, ADR	228,102
570	Samsung Electronics Co., Ltd.	443,021
7,600	Shinhan Financial Group Co., Ltd.	363,429
157	Shinsegae Co., Ltd.	49,797

		1,692,608

Taiwan - 5.0%
54,954	Cathay Financial Holding Co., Ltd.	85,287
27,309	Hon Hai Precision Industry Co., Ltd., GDR	186,373
7,523	HTC Corp.	254,362
94,482	Taiwan Semiconductor Co.	238,119

		764,141

Thailand - 1.7%
51,300	Bangkok Bank PCL	265,478

Europe - 7.5%
Austria - 0.6%
1,930	Raiffeisen International Bank Holding AG	99,417

Poland - 0.5%
7,000	Central European Distribution Corp. *	78,400

Russia - 4.3%
18,500	Gazprom OAO, ADR	269,175
9,550	Mobile Telesystems, ADR	181,641
5,400	X5 Retail Group NV, GDR *	211,509

		662,325

Sweden - 1.4%
2,100	Millicom International Cellular SA, SDR	220,016

United Kingdom - 0.7%
2,100	Anglo American, PLC	104,148

Latin America - 28.3%
Brazil - 20.3%
9,400	AES Tiete SA	152,987
5,600	AGCO Corp. *	276,416
3,600	Arcos Dorados Holdings, Inc.	75,924
21,477	Banco Bradesco SA	434,866
4,200	Cia Brasileira de Distribuicao Grupo Pao de Acucar, ADR	197,190
11,200	Cia de Bebidas das Americas, ADR	377,776
6,983	Embraer SA, ADR	214,937
34,680	Petrobras	524,428
8,990	Telecomunicacoes de Sao Paulo SA, ADR	267,003
19,100	Vale SA, ADR	610,245

		3,131,772

Chile - 1.7%
2,700	Banco Santander Chile, ADR	253,287

See accompanying notes to financial statements.
40	SIT MUTUAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2011

Sit Developing Markets Growth Fund (Continued)

Quantity	Name of Issuer	Fair Value ($)
Mexico - 4.3%
5,500	America Movil SAB de CV, ADR	296,340
3,800	Grupo Televisa SA, ADR	93,480
92,280	Wal-Mart de Mexico	273,880

		663,700

Peru - 2.0%
9,550	Southern Copper Corp.	313,908

Total Common Stocks (cost: $9,051,400)		15,083,882

Exchange-Traded Funds - 1.0%
22,000	iShares MSCI India *, **
Total Exchange-Traded Funds (cost: $90,947)		163,020

Short-Term Securities - 1.3%
194,193	Wells Fargo Adv. Govt. Money Mkt., 0.01%
Total Short-Term Securities (cost: $194,193)		194,193

Total Investments in Securities - 100.1% (cost: $9,336,540)		15,441,095
Other Assets and Liabilities, net - (0.1%)		(21,415)

Total Net Assets - 100.0%		$15,419,680

*	Non-income producing security.
**	The Fund’s total investment in India including the iShares comprises 5.7% of the Fund’s net assets.
[4]

144A Restricted Security. The total value of such securities as of June 30, 2011 was $374,412 and represented 2.4% of net assets. These securities have have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PLC — Public Limited Company

SDR — Swedish Depositary Receipt

JUNE 30, 2011	41

SCHEDULE OF INVESTMENTS

June 30, 2011

Sit Developing Markets Growth Fund (Continued)

A summary of the inputs used to value the Fund’s net assets as of June 30, 2011 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2* Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Australia	539,391	483,346	—	1,022,737
Austria	—	99,417	—	99,417
Brazil	3,131,772	—	—	3,131,772
Chile	253,287	—	—	253,287
China/Hong Kong	1,291,801	2,158,824	—	3,450,625
India	710,158	—	—	710,158
Indonesia	—	327,072	—	327,072
Israel	116,352	—	—	116,352
Mexico	663,700	—	—	663,700
Peru	313,908	—	—	313,908
Phillipines	166,033	—	—	166,033
Poland	78,400	—	—	78,400
Russia	450,816	211,509	—	662,325
Singapore	—	83,736	—	83,736
South Africa	264,450	693,519	—	957,969
South Korea	536,778	1,155,830	—	1,692,608
Sweden	—	220,016	—	220,016
Taiwan	—	764,141	—	764,141
Thailand	—	265,478	—	265,478
United Kingdom	—	104,148	—	104,148

	8,516,846	6,567,036	—	15,083,882

Exchange-Traded Funds	163,020	—	—	163,020
Short-Term Securities	194,193	—	—	194,193

Total:	8,874,059	6,567,036	—	15,441,095

*	Level 2 equity securities are primarily foreign securities where the closing price has been adjusted by application of a systematic process for events occurring after the close of the foreign exchange.

See accompanying notes to financial statements.
42	SIT MUTUAL FUNDS ANNUAL REPORT

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JUNE 30, 2011	43

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2011

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
ASSETS
Investments in securities, at identified cost	$9,394,772	$354,732,333	$8,060,642

Investments in securities, at fair value - see accompanying schedule for detail	$11,252,955	$387,630,038	$9,279,685
Cash in bank on demand deposit	—	—	—
Accrued interest and dividends receivable	41,179	445,998	19,320
Receivable for investment securities sold	—	—	—
Receivable for principal paydowns	1,287	—	—
Other receivables (note 5)	—	—	—
Receivable for Fund shares sold	—	3,290,348	—

Total assets	11,295,421	391,366,384	9,299,005

LIABILITIES
Disbursements in excess of cash balances	24,151	2,663,107	2,633
Payable for investment securities purchased	111,710	3,807,936	9,248
Payable for Fund shares redeemed	—	267,384	—
Cash portion of dividends payable to shareholders	—	—	—
Accrued investment management fees and advisory fees	9,147	279,761	9,007
Accrued 12b-1 fees (Class S)	—	11,031	438

Total liabilities	145,008	7,029,219	21,326

Net assets applicable to outstanding capital stock	$11,150,413	$384,337,165	$9,277,679

Net assets consist of:
Capital (par value and paid-in surplus)	$11,079,507	$350,214,396	$7,903,710
Undistributed (distributions in excess of) net investment income	21,559	1,154,505	42,402
Accumulated net realized gain (loss) from security transactions and foreign currency transactions	(1,808,836)	70,559	112,244
Unrealized appreciation (depreciation) on investments and foreign currency transactions	1,858,183	32,897,705	1,219,323

	$11,150,413	$384,337,165	$9,277,679

Outstanding shares:
Common Shares (Class I) *	677,213	23,588,743	590,884

Common Shares (Class S) *	—	4,057,927	109,022

Net assets applicable to outstanding shares:
Common Shares (Class I) *	$11,150,413	$328,056,805	$7,833,760

Common Shares (Class S) *	—	56,280,360	1,443,919

Net asset value per share of outstanding capital stock:
Common Shares (Class I) *	$16.47	$13.91	$13.26

Common Shares (Class S) *	—	$13.87	$13.24

*	Dividend Growth and Global Dividend Growth Funds offer multiple share classes (I and S). All other Funds offer a single share class.

See accompanying notes to financial statements.
44	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Large Cap Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$284,109,952	$116,143,182	$68,436,904	$18,839,393	$9,336,540

$365,699,345	$166,215,476	$94,762,271	$24,418,505	$15,441,095
—	8,447	—	71,748	—
379,863	101,619	22,022	128,011	40,838
3,788,088	—	—	59,582	—
—	—	—	—	—
—	2,188	14,142	343,245	—
82,667	269	66,530	75	414

369,949,963	166,327,999	94,864,965	25,021,166	15,482,347

1,231,374	—	7,323	—	2,839
1,875,583	804,918	—	159,617	34,493
1,490,954	63,627	1,216	3,895	—
—	—	—	2	—
307,455	171,773	112,306	34,667	25,335
—	—	—	—	—

4,905,366	1,040,318	120,845	198,181	62,667

$365,044,597	$165,287,681	$94,744,120	$24,822,985	$15,419,680

$312,290,442	$119,016,965	$80,670,023	$28,688,813	$8,354,751
1,152,889	—	—	248,883	28,067

(29,988,127)	(3,801,578)	(12,251,270)	(9,703,015)	932,214

81,589,393	50,072,294	26,325,367	5,588,304	6,104,648

$365,044,597	$165,287,681	$94,744,120	$24,822,985	$15,419,680

8,304,735	10,409,381	2,160,122	1,637,820	663,630

—	—	—	—	—

$365,044,597	$165,287,681	$94,744,120	$24,822,985	$15,419,680

—	—	—	—	—

$43.96	$15.88	$43.86	$15.16	$23.24

—	—	—	—	—

JUNE 30, 2011	45

STATEMENTS OF OPERATIONS

Year Ended June 30, 2011

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
Investment income:
Income:
Dividends*	$141,340	$4,912,566	$163,476
Interest	166,667	1,379	34

Total income	308,007	4,913,945	163,510

Expenses (note 4):
Investment management and advisory service fee	111,965	1,897,034	72,512
12b-1 fees (Class S)	—	94,383	2,892

Total expenses	111,965	1,991,417	75,404

Less fees and expenses waived by investment adviser	—	—	—

Total net expenses	111,965	1,991,417	75,404

Net investment income (loss)	196,042	2,922,528	88,106

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	259,850	3,665,498	149,841
Net realized gain (loss) on foreign currency transactions	—	—	68
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	1,429,713	33,423,934	1,019,265

Net gain (loss) on investments	1,689,563	37,089,432	1,169,174

Net increase (decrease) in net assets resulting from operations	$1,885,605	$40,011,960	$1,257,280

* Foreign taxes withheld on dividends received	$609	$34,647	$6,263

See accompanying notes to financial statements.
46	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Large Cap Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$6,367,514	$1,198,864	$454,862	$628,618	$343,543
544	707	415	61	449

6,368,058	1,199,571	455,277	628,679	343,992

4,145,426	1,955,804	1,165,414	386,352	319,301
—	—	—	—	—

4,145,426	1,955,804	1,165,414	386,352	319,301

—	(73,986)	—	(27,041)	—

4,145,426	1,881,818	1,165,414	359,311	319,301

2,222,632	(682,247)	(710,137)	269,368	24,691

16,383,200	9,559,375	5,818,321	1,546,552	1,072,798
—	—	—	7,442	3,376
82,886,395	38,339,256	18,521,998	4,265,504	2,547,316

99,269,595	47,898,631	24,340,319	5,819,498	3,623,490

$101,492,227	$47,216,384	$23,630,182	$6,088,866	$3,648,181

$20,994	$488	$3,600	$54,907	$39,023

JUNE 30, 2011	47

STATEMENTS OF CHANGES IN NET ASSETS

	Sit Balanced Fund		Sit Dividend Growth Fund
	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2011	Year Ended June 30, 2010
Operations:
Net investment income (loss)	$196,042	$276,203	$2,922,528	$953,362
Net realized gain (loss) on investments and foreign currency transactions	259,850	(434,743)	3,665,498	1,675,499
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	1,429,713	1,476,636	33,423,934	2,901,091

Net increase (decrease) in net assets resulting from operations	1,885,605	1,318,096	40,011,960	5,529,952

Distributions from:
Net investment income
Common shares (Class I)	(220,001)	(293,000)	(1,576,972)	(548,746)
Common shares (Class S)	—	—	(394,029)	(330,254)
Net realized gains on investments
Common shares (Class I)	—	—	—	—
Common shares (Class S)	—	—	—	—

Total distributions	(220,001)	(293,000)	(1,971,001)	(879,000)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	563,638	714,605	285,199,007	11,452,027
Common shares (Class S)	—	—	29,799,433	16,562,200
Capital share proceeds (note 5)	—	—	—	—
Reinvested distributions
Common shares (Class I)	218,217	291,180	755,122	522,134
Common shares (Class S)	—	—	393,299	328,928
Payments for shares redeemed
Common shares (Class I)	(1,846,872)	(1,829,957)	(26,676,725)	(3,637,969)
Common shares (Class S)	—	—	(7,497,899)	(9,589,022)

Increase (decrease) in net assets from capital transactions.	(1,065,017)	(824,172)	281,972,237	15,638,298

Total increase (decrease) in net assets	600,587	200,924	320,013,196	20,289,250
Net assets:
Beginning of period	10,549,826	10,348,902	64,323,969	44,034,719

End of period *	$11,150,413	$10,549,826	$384,337,165	$64,323,969

Capital transactions in shares:
Sold
Common shares (Class I)	35,186	49,409	21,928,647	1,042,818
Common shares (Class S)	—	—	2,260,496	1,530,590
Reinvested distributions
Common shares (Class I)	14,144	20,558	60,038	48,739
Common shares (Class S)	—	—	31,617	30,536
Redeemed
Common shares (Class I)	(116,291)	(124,370)	(2,107,311)	(332,759)
Common shares (Class S)	—	—	(581,199)	(856,775)

Net increase (decrease)	(66,961)	(54,403)	21,592,288	1,463,149

* includes undistributed net investment income (loss)	$21,559	$54,913	$1,154,505	$292,944

See accompanying notes to financial statements.
48	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Global Dividend Growth Fund		Sit Large Cap Growth Fund		Sit Mid Cap Growth Fund
Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2011	Year Ended June 30, 2010

$88,106	$53,143	$2,222,632	$2,471,926	($682,247)	($590,430)
149,909	52,534	16,383,200	(6,406,205)	9,559,375	5,885,385
1,019,265	126,766	82,886,395	28,265,518	38,339,256	16,424,075

1,257,280	232,443	101,492,227	24,331,239	47,216,384	21,719,030

(55,448)	(35,594)	(2,300,000)	(2,475,000)	—	—
(12,552)	(9,406)	—	—	—	—

(35,832)	—	—	—	—	—
(11,279)	—	—	—	—	—

(115,111)	(45,000)	(2,300,000)	(2,475,000)	—	—

4,339,721	800,548	33,666,154	168,575,536	6,380,037	3,455,887
293,993	87,287	—	—	—	—
—	—	—	—	2,188	—

85,993	38,856	2,229,695	2,388,780	—	—
23,818	9,406	—	—	—	—

(311,304)	(438,850)	(177,402,967)	(109,531,746)	(18,568,538)	(22,394,021)
(10,601)	—	—	—	—	—

4,421,620	497,247	(141,507,118)	61,432,570	(12,186,313)	(18,938,134)

5,563,789	684,690	(42,314,891)	83,288,809	35,030,071	2,780,896

3,713,890	3,029,200	407,359,488	324,070,679	130,257,610	127,476,714

$9,277,679	$3,713,890	$365,044,597	$407,359,488	$165,287,681	$130,257,610

336,133	71,957	841,449	4,598,800	427,046	295,669
23,061	7,643	—	—	—	—

7,107	3,662	53,151	63,112	—	—
1,974	889	—	—	—	—

(24,351)	(39,538)	(4,313,565)	(2,934,489)	(1,273,523)	(1,919,160)
(820)	—	—	—	—	—

343,104	44,613	(3,418,965)	1,727,423	(846,477)	(1,623,491)

$42,402	$24,203	$1,152,889	$1,230,257	—	—

JUNE 30, 2011	49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Sit Small Cap Growth Fund		Sit International Growth Fund
	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2011	Year Ended June 30, 2010
Operations:
Net investment income (loss)	($710,137)	($504,900)	$269,368	$197,740
Net realized gain on investments and foreign currency transactions	5,818,321	2,158,857	1,553,994	411,873
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	18,521,998	10,263,345	4,265,504	1,060,153

Net increase (decrease) in net assets resulting from operations	23,630,182	11,917,302	6,088,866	1,669,766

Distributions from:
Net investment income
Common shares (Class I)	—	—	(215,000)	(228,000)
Net realized gains on investments
Common shares (Class I)	—	—	—	—

Total distributions	—	—	(215,000)	(228,000)

Capital share transactions:
Proceeds from shares sold Common shares (Class I)	20,574,826	4,964,717	659,523	701,521
Capital share proceeds (note 5)	14,142	—	114,003	229,242
Reinvested distributions
Common shares (Class I)	—	—	212,964	225,692
Payments for shares redeemed
Common shares (Class I)	(9,322,805)	(15,386,598)	(2,623,522)	(3,021,002)

Increase (decrease) in net assets from capital transactions	11,266,163	(10,421,881)	(1,637,032)	(1,864,547)

Total increase (decrease) in net assets	34,896,345	1,495,421	4,236,834	(422,781)
Net assets:
Beginning of period	59,847,775	58,352,354	20,586,151	21,008,932

End of period*	$94,744,120	$59,847,775	$24,822,985	$20,586,151

Capital transactions in shares:
Sold
Common shares (Class I)	484,884	164,198	43,420	55,740
Reinvested distributions
Common shares (Class I)	—	—	15,114	17,496
Redeemed
Common shares (Class I)	(235,906)	(507,131)	(184,894)	(236,170)

Net increase (decrease)	248,978	(342,933)	(126,360)	(162,934)

* includes undistributed net investment income (loss)	—	—	$248,883	$187,073

See accompanying notes to financial statements.
50	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Developing Markets Growth Fund
Year Ended June 30, 2011	Year Ended June 30, 2010

$24,691	$8,636
1,076,174	1,309,830
2,547,316	999,287

3,648,181	2,317,753

(10,903)	(34,186)

(469,086)	—

(479,989)	(34,186)

2,891,484	2,723,237
—	—

474,459	33,593

(5,157,147)	(4,200,831)

(1,791,204)	(1,444,001)

1,376,988	839,566

14,042,692	13,203,126

$15,419,680	$14,042,692

128,031	136,017

20,683	1,635

(224,006)	(217,329)

(75,292)	(79,677)

$28,067	$10,903

JUNE 30, 2011	51

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Balanced Fund

		Years Ended June 30,
	2011	2010	2009	2008	2007
Net Asset Value:
Beginning of period	$14.18	$12.96	$16.32	$16.93	$15.14

Operations:
Net investment income [1]	0.27	0.35	0.41	0.38	0.34
Net realized and unrealized gains (losses) on investments	2.32	1.24	(3.32)	(0.66)	1.78

Total from operations	2.59	1.59	(2.91)	(0.28)	2.12

Distributions to Shareholders:
From net investment income	(0.30)	(0.37)	(0.45)	(0.33)	(0.33)

Net Asset Value:
End of period	$16.47	$14.18	$12.96	$16.32	$16.93

Total investment return [2]	18.46%	12.33%	(17.84%)	(1.72%)	14.24%

Net assets at end of period (000’s omitted)	$11,150	$10,550	$10,349	$12,939	$12,529

Ratios:
Expenses [3]	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.75%	2.44%	3.12%	2.22%	2.13%

Portfolio turnover rate (excluding short-term securities)	40.84%	46.79%	30.26%	54.96%	41.63%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
[3]

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

52	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Dividend Growth Fund

	Years Ended June 30,
Class I	2011	2010	2009	2008	2007
Net Asset Value:
Beginning of period	$10.64	$9.60	$13.11	$14.42	$12.26

Operations:
Net investment income [1]	0.21	0.19	0.23	0.23	0.24
Net realized and unrealized gains (losses) on investments	3.23	1.03	(3.09)	(0.63)	2.35

Total from operations	3.44	1.22	(2.86)	(0.40)	2.59

Redemption fees [2]	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.17)	(0.18)	(0.26)	(0.22)	(0.23)
From net realized gains	—	—	(0.39)	(0.69)	(0.20)

Total distributions	(0.17)	(0.18)	(0.65)	(0.91)	(0.43)

Net Asset Value:
End of period	$13.91	$10.64	$9.60	$13.11	$14.42

Total investment return [3]	32.58%	12.71%	(21.59%)	(3.06%)	21.48%

Net assets at end of period (000’s omitted)	$328,057	$39,430	$28,305	$41,239	$37,674

Ratios:
Expenses [4]	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.59%	1.70%	2.35%	1.68%	1.81%

Portfolio turnover rate (excluding short-term securities) [5]	14.67%	31.84%	69.10%	38.86%	34.02%

	Years Ended June 30,
Class S	2011	2010	2009	2008	2007
Net Asset Value:
Beginning of period	$10.61	$9.58	$13.08	$14.39	$12.26

Operations:
Net investment income [1]	0.17	0.16	0.21	0.20	0.21
Net realized and unrealized gains (losses) on investments	3.23	1.02	(3.09)	(0.63)	2.33

Total from operations	3.40	1.18	(2.88)	(0.43)	2.54

Redemption fees [2]	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.14)	(0.15)	(0.23)	(0.19)	(0.21)
From net realized gains	—	—	(0.39)	(0.69)	(0.20)

Total distributions	(0.14)	(0.15)	(0.62)	(0.88)	(0.41)

Net Asset Value:
End of period	$13.87	$10.61	$9.58	$13.08	$14.39

Total investment return [3]	32.27%	12.37%	(21.79%)	(3.27%)	21.02%

Net assets at end of period (000’s omitted)	$56,280	$24,894	$15,730	$14,300	$2,823

Ratios:
Expenses [4]	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.34%	1.45%	2.10%	1.43%	1.56%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
[4]

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	The portfolio turnover rate presented is for the entire Fund.

JUNE 30, 2011	53

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Global Dividend Growth Fund

	Years Ended June 30,		Nine Months Ended June 30,
Class I	2011	2010	2009
Net Asset Value:
Beginning of period	$10.41	$9.70	$10.00

Operations:
Net investment income [1]	0.20	0.17	0.15
Net realized and unrealized gains (losses) on investments	2.95	0.68	(0.36)

Total from operations	3.15	0.85	(0.21)

Distributions to Shareholders:
From net investment income	(0.17)	(0.14)	(0.09)
From net realized gains	(0.13)	—	—

Total distributions	(0.30)	(0.14)	(0.09)

Net Asset Value:
End of period	$13.26	$10.41	$9.70

Total investment return [2]	30.55%	8.79%	(2.06%)[3]

Net assets at end of period (000’s omitted)	$7,834	$2,832	$2,290

Ratios:
Expenses [4]	1.25%	1.25%	1.25%[5]
Net investment income	1.57%	1.48%	2.30%[5]

Portfolio turnover rate (excluding short-term securities) [6]	21.84%	21.60%	17.69%[3]

	Years Ended June 30,		Nine Months Ended June 30,
Class S	2011	2010	2009
Net Asset Value:
Beginning of period	$10.40	$9.70	$10.00

Operations:
Net investment income [1]	0.16	0.14	0.13
Net realized and unrealized gains (losses) on investments	2.95	0.68	(0.36)

Total from operations	3.11	0.82	(0.23)

Distributions to Shareholders:
From net investment income	(0.14)	(0.12)	(0.07)
From net realized gains	(0.13)	—	—

Total distributions	(0.27)	(0.12)	(0.07)

Net Asset Value:
End of period	$13.24	$10.40	$9.70

Total investment return [2]	30.17%	8.47%	(2.18%)[3]

Net assets at end of period (000’s omitted)	$1,444	$882	$740

Ratios:
Expenses [4]	1.50%	1.50%	1.50%[5]
Net investment income	1.32%	1.23%	2.05%[5]

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
[3]	Not annualized.
[4]

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Annualized.
[6]	The portfolio turnover rate presented is for the entire Fund.

54	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Large Cap Growth Fund

	Years Ended June 30,
	2011	2010	2009	2008	2007
Net Asset Value:
Beginning of period	$34.75	$32.42	$43.41	$43.99	$37.60

Operations:
Net investment income [1]	0.22	0.22	0.28	0.20	0.24
Net realized and unrealized gains (losses) on investments	9.21	2.33	(11.06)	(0.65)	6.43

Total from operations	9.43	2.55	(10.78)	(0.45)	6.67

Redemption fees	— [2]	— [2]	0.01	— [2]	— [2]

Distributions to Shareholders:
From net investment income	(0.22)	(0.22)	(0.22)	(0.13)	(0.28)

Net Asset Value:
End of period	$43.96	$34.75	$32.42	$43.41	$43.99

Total investment return [3]	27.18%	7.80%	(24.77%)	(1.03%)	17.79%

Net assets at end of period (000’s omitted)	$365,045	$407,359	$324,071	$287,695	$125,741

Ratios:
Expenses [4]	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.54%	0.58%	0.85%	0.46%	0.59%

Portfolio turnover rate (excluding short-term securities)	25.36%	15.93%	27.98%	21.97%	27.80%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
[4]

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

JUNE 30, 2011	55

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Mid Cap Growth Fund

	Years Ended June 30,
	2011	2010	2009	2008	2007
Net Asset Value:
Beginning of period	$11.57	$9.90	$14.83	$15.71	$13.01

Operations:
Net investment loss [1]	(0.06)	(0.05)	(0.03)	(0.07)	(0.04)
Net realized and unrealized gains (losses) on investments	4.37	1.72	(4.81)	(0.31)	2.74

Total from operations	4.31	1.67	(4.84)	(0.38)	2.70

Capital share proceeds 2, [3]	—	—	—	—	—

Redemption fees [3]	—	—	—	—	—

Distributions to Shareholders:
From net realized gains	—	—	(0.09)	(0.50)	—

Net Asset Value:
End of period	$15.88	$11.57	$9.90	$14.83	$15.71

Total investment return [4]	37.25%[5]	16.87%	(32.51%)	(2.63%)	20.75%

Net assets at end of period (000’s omitted)	$165,288	$130,258	$127,477	$210,880	$205,256

Ratios: [6]
Expenses (without waiver) [7]	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses (with waiver) [7]	1.20%	1.15%	1.15%	1.15%	1.15%
Net investment loss (without waiver)	(0.49%)	(0.52%)	(0.40%)	(0.52%)	(0.41%)
Net investment loss (with waiver)	(0.44%)	(0.42%)	(0.30%)	(0.42%)	(0.31%)

Portfolio turnover rate (excluding short-term securities)	26.98%	20.39%	18.07%	34.61%	40.08%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.
[2]	The Fund accounted for proceeds during the year from market timing settlements. See Note 5.
[3]	Amount represents less than $0.01 per share.
[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
[5]	Impact on total return from capital share proceeds was less than 0.01%.
[6]

The ratio information is calculated based on average daily net assets. Total Fund expenses are calculated at 1.25% of average daily net assets. The investment adviser voluntarily limited expenses to 1.15% of average daily net assets through December 31, 2010 at which time the agreement was terminated.

[7]

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

56	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Growth Fund

	Years Ended June 30,
	2011	2010	2009	2008	2007
Net Asset Value:
Beginning of period	$31.32	$25.89	$37.44	$40.14	$33.46

Operations:
Net investment loss [1]	(0.36)	(0.24)	(0.16)	(0.37)	(0.27)
Net realized and unrealized gains (losses) on investments	12.89	5.67	(11.39)	(2.33)	6.95

Total from operations	12.53	5.43	(11.55)	(2.70)	6.68

Capital share proceeds [2]	0.01	—	—	—	—

Redemption fees [3]	—	—	—	—	—

Net Asset Value:
End of period	$43.86	$31.32	$25.89	$37.44	$40.14

Total investment return [4]	40.04%[5]	20.97%	(30.85%)	(6.73%)	19.96%

Net assets at end of period (000’s omitted)	$94,744	$59,848	$58,352	$93,527	$105,800

Ratios:
Expenses [6]	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment loss	(0.91%)	(0.80%)	(0.61%)	(0.93%)	(0.79%)

Portfolio turnover rate (excluding short-term securities)	30.33%	22.41%	26.19%	37.20%	38.79%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.
[2]	The Fund accounted for proceeds during the year from market timing settlements. See Note 5.
[3]	Amount represents less than $0.01 per share.
[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
[5]	Impact on total return from capital share proceeds was 0.03%.
[6]

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

JUNE 30, 2011	57

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit International Growth Fund

	Years Ended June 30,
	2011	2010	2009	2008	2007
Net Asset Value:
Beginning of period	$11.67	$10.90	$17.80	$18.70	$15.48

Operations:
Net investment income [1]	0.16	0.11	0.13	0.15	0.20
Net realized and unrealized gains (losses) on investments	3.39	0.65	(6.95)	(0.85)	3.17

Total from operations	3.55	0.76	(6.82)	(0.70)	3.37

Capital share proceeds [2]	0.07	0.13	0.10	—	—

Redemption fees [3]	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.13)	(0.12)	(0.18)	(0.20)	(0.15)

Net Asset Value:
End of period	$15.16	$11.67	$10.90	$17.80	$18.70

Total investment return [4]	31.08%[5]	8.10%[5]	(37.71%)[5]	(3.82%)	21.87%

Net assets at end of period (000’s omitted)	$24,823	$20,586	$21,009	$37,714	$39,511

Ratios: [6]
Expenses (without waiver) [7]	1.61%	1.85%	1.85%	1.85%	1.85%
Expenses (with waiver) [7]	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income (without waiver)	1.01%	0.50%	0.74%	0.43%	0.84%
Net investment income (with waiver)	1.12%	0.85%	1.09%	0.78%	1.19%

Portfolio turnover rate (excluding short-term securities)	35.95%	25.09%	33.12%	16.83%	17.25%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	The Fund accounted for proceeds during the year from market timing settlements. See Note 5.
[3]	Amount represents less than $0.01 per share.
[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
[5]	Impact on total return from capital share proceeds was 0.60%, 1.20%, and 0.57% for the years ended June 30, 2011, 2010, and 2009, respectively.
[6]

The ratio information is calculated based on average daily net assets. Effective November 1, 2010, total Fund expenses are limited to 1.50% of average daily net assets. Prior to this date, expenses were calculated at a higher rate. However, during all of the periods above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

[7]

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

58	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Developing Markets Growth Fund

	Years Ended June 30,
	2011	2010	2009	2008	2007
Net Asset Value:
Beginning of period	$19.00	$16.13	$25.97	$24.94	$17.38

Operations:
Net investment income (loss) [1]	0.03	0.01	0.04	(0.07)	0.05
Net realized and unrealized gains (losses) on investments	4.90	2.90	(9.15)	1.40	7.55

Total from operations	4.93	2.91	(9.11)	1.33	7.60

Capital share proceeds [2]	—	—	0.09	—	—

Redemption fees	—	— [3]	—	0.01	0.01

Distributions to Shareholders:
From net investment income	(0.02)	(0.04)	—	(0.04)	(0.05)
From net realized gains	(0.67)	—	(0.82)	(0.27)	—

Total distributions	(0.69)	(0.04)	(0.82)	(0.31)	(0.05)

Net Asset Value:
End of period	$23.24	$19.00	$16.13	$25.97	$24.94

Total investment return [4]	25.95%	18.05%	(33.73%)[5]	5.26%	43.82%

Net assets at end of period (000’s omitted)	$15,420	$14,043	$13,203	$23,195	$18,430

Ratios:
Expenses [6]	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income (loss)	0.15%	0.06%	0.24%	(0.27%)	0.25%

Portfolio turnover rate (excluding short-term securities)	19.14%	19.90%	13.56%	9.40%	16.25%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	The Fund accounted for proceeds during the year from market timing settlements. See Note 5.
[3]	Amount represents less than $0.01 per share.
[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
[5]	Impact on total return from capital share proceeds was 0.37%.
[6]

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

JUNE 30, 2011	59

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2011

(1)	Organization

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Balanced, Sit Dividend Growth, Sit Global Dividend Growth, Sit Small Cap Growth, Sit International Growth, and Sit Developing Markets Growth are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). Each fund has 10 billion authorized shares of capital stock with a par value of $0.001. The investment objective for each Fund is as follows:

Fund	Investment Objective
Balanced	Long-term growth consistent with the preservation of principal and to provide regular income.
Dividend Growth	Provide current income that exceeds the dividend yield of the S&P 500 Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Global Dividend Growth	Provide current income that exceeds the dividend yield of a composite index (60% S&P 500 Index and 40% MSCI EAFE Index) and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Large Cap Growth Fund	Maximize long-term capital appreciation.
Mid Cap Growth Fund	Maximize long-term capital appreciation.
Small Cap Growth	Maximize long-term capital appreciation.
International Growth	Maximize long-term growth.
Developing Markets Growth	Maximize long-term capital appreciation.

The Dividend Growth and Global Dividend Growth Funds offer Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes, the Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

(2)	Significant Accounting Policies

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Debt securities maturing in more than 60 days are priced by an independent pricing service. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Debt securities of sufficient credit quality maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

60	SIT MUTUAL FUNDS ANNUAL REPORT

Fair Value Measurements

The inputs and valuations techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

•

Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•

Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the year ended June 30, 2011, there were no transfers between levels 1, 2 and 3.

A summary of the levels for the Funds’ investments as of June 30, 2011 is included with the Funds’ schedule of investments.

New Accounting Pronouncements

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

Foreign Currency Translations and Forward Foreign Currency Contracts

The fair value of securities and other assets and liabilities denominated in foreign currencies for Global Dividend Growth, International Growth and Developing Markets Growth Funds are translated daily into U.S. dollars at the closing rate of exchange (approximately 4:00 p.m. E.S.T). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Global Dividend Growth, International Growth and Developing Markets Growth Funds may enter into forward foreign currency exchange contracts generally for operational purposes, but the Adviser may occasionally utilize contracts to protect against adverse exchange rate fluctuation. Any gains (losses) generated by these contracts are disclosed separately on the statement of operations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

JUNE 30, 2011	61

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2011 (Continued)

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of June 30, 2011, no provision for income would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise returns for the 2008, 2009 and 2010 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

At June 30, 2011, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost of Securities on a Tax Basis
Balanced	$2,027,284	($175,697)	$1,851,587	$9,401,368
Dividend Growth	34,976,061	(3,135,120)	31,840,941	355,789,097
Global Dividend Growth	1,324,998	(108,039)	1,216,959	8,062,726
Large Cap Growth	83,919,495	(2,446,732)	81,472,763	284,226,582
Mid Cap Growth	54,603,128	(4,530,834)	50,072,294	116,143,182
Small Cap Growth	29,437,826	(3,145,631)	26,292,195	68,470,076
International Growth	6,164,365	(623,652)	5,540,713	18,877,792
Developing Markets Growth	6,458,080	(377,982)	6,080,098	9,360,997

Net investment income and net realized gains differ for financial statement and tax purposes because of losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the fiscal years ended June 30, 2011 and 2010 were as follows:

Year Ended June 30, 2011:

	Ordinary Income	Long Term Capital Gain	Total
Balanced	$220,001	—	$220,001
Dividend Growth (Class I)	1,576,972	—	1,576,972
Dividend Growth (Class S)	394,029		394,029
Global Dividend Growth (Class I)	56,472	$34,809	91,281
Global Dividend Growth (Class S)	12,874	10,956	23,830
Large Cap Growth	2,300,000	—	2,300,000
Mid Cap Growth	—	—	—
Small Cap Growth	—	—	—
International Growth	215,000	—	215,000
Developing Markets Growth	10,903	469,086	479,989

62	SIT MUTUAL FUNDS ANNUAL REPORT

Year Ended June 30, 2010:

	Ordinary Income	Long Term Capital Gain	Total
Balanced	$293,000	—	$293,000
Dividend Growth (Class I)	548,746	—	548,746
Dividend Growth (Class S)	330,254	—	330,254
Global Dividend Growth (Class I)	35,594	—	35,594
Global Dividend Growth (Class S)	9,406	—	9,406
Large Cap Growth	2,475,000	—	2,475,000
Mid Cap Growth	—	—	—
Small Cap Growth	—	—	—
International Growth	228,000	—	228,000
Developing Markets Growth	34,186	—	34,186

As of June 30, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Gain (Loss)	Unrealized Appreciation (Depreciation)
Balanced	$21,559	($1,802,240)	$1,851,587
Dividend Growth	1,154,505	1,127,323	31,840,941
Global Dividend Growth	42,402	114,328	1,217,239
Large Cap Growth	1,152,889	(29,871,497)	81,472,763
Mid Cap Growth	—	(3,801,578)	50,072,294
Small Cap Growth	—	(12,218,098)	26,292,195
International Growth	248,883	(9,664,616)	5,549,905
Developing Markets Growth	28,979	955,759	6,080,191

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made to the following capital accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Additional Paid-in Capital
Balanced	($9,395)	$2,763,393	($2,753,998)
Dividend Growth	(89,966)	89,966	—
Global Dividend Growth	(1,907)	(2,043)	3,950
Large Cap Growth	—	1	(1)
Mid Cap Growth	682,247	—	(682,247)
Small Cap Growth	710,137	18,838,279	(19,548,416)
International Growth	7,442	13,382,831	(13,390,273)
Developing Markets Growth	3,376	(3,375)	(1)

These differences were primarily attributable to return of capital dividends received, non-deductible net operating losses and capital loss carryforwards expiring.

JUNE 30, 2011	63

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2011 (Continued)

Net capital loss carryovers and post-October capital losses, if any, as of June 30, 2011, are available to offset future realized capital gains and thereby reduce future capital gains distributions. The net capital loss carryovers and the post-October capital losses deferred as of June 30, 2011, were as follows:

	Capital Loss Carryover Expiring in:			Net Capital Loss Carryover	Post-October Capital Loss Deferral	Accumulated Capital and Other Losses
	2012	2013	2014-2019
Balanced	$1,023,296	$117,820	$661,124	$1,802,240	—	$1,802,240
Large Cap Growth	3,060,968	—	26,810,529	29,871,497	—	29,871,497
Mid Cap Growth	—	—	3,801,578	3,801,578	—	3,801,578
Small Cap Growth	3,736,397	—	8,481,701	12,218,098	—	12,218,098
International Growth	5,988,227	63,389	3,613,000	9,664,616	—	9,664,616

For the year ended June 30, 2011, the Funds had utilized capital losses and expired capital losses as follows:

	Utilized	Expiring In	Expired
Balanced	$156,536	2011	$2,753,998
Dividend Growth	1,250,228	2017	—
	2,016,823	2018
Large Cap Growth	8,969,766	2011	—
	1,554,183	2012
Mid Cap Growth	1,264,618	2011	—
	250,465	2012
	8,042,330	2018
Small Cap Growth	5,817,241	2011	18,838,279
International Growth	1,543,373	2011	13,390,272

The Regulated Investment Company Modernization Act of 2010 (“Act”) was enacted on December 22, 2010. In general, the provisions of the Act will be effective for Funds with fiscal years ending after December 22, 2011. Under the Act, a Fund will be permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses, and will not be considered exclusively short-term as under previous law.

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced, Dividend Growth and Global Dividend Growth Funds and declared and paid annually for Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Concentration of Investments

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

64	SIT MUTUAL FUNDS ANNUAL REPORT

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended June 30, 2011, were as follow:

	Purchases		Proceeds
	U.S. Government	Other	U.S. Government	Other
Balanced	$223,756	$4,229,924	$330,208	$5,130,711
Dividend Growth	—	299,734,697	—	27,662,555
Global Dividend Growth	—	5,574,252	—	1,253,182
Large Cap Growth	—	103,590,429	—	248,096,725
Mid Cap Growth	—	41,570,765	—	56,403,373
Small Cap Growth	—	33,376,832	—	23,153,023
International Growth	—	8,360,726	—	10,087,149
Developing Markets Growth	—	2,991,887	—	5,155,268

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

Balanced	1.00%
Dividend Growth Fund Class I and Class S	1.00%
Global Dividend Growth Fund Class I and Class S	1.25%
Large Cap Growth	1.00%
Mid Cap Growth	1.25%*
Small Cap Growth	1.50%
International Growth	1.50%**
Developing Markets Growth	2.00%

*	The Adviser agreed to limit the management fee of the Mid Cap Growth Fund to 1.15% of the Fund’s average daily net assets for the period July 1, 2010 to December 31, 2010, at which time the agreement was terminated.
**	The Adviser agreed to limit the management fee of the International Growth Fund to 1.50% of the Fund’s average daily net assets for the period July 1, 2010 to October 31, 2010, at which time the agreement was terminated.

JUNE 30, 2011	65

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2011 (Continued)

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, 12b-1 fees and other transaction charges relating to investing activities).

In addition to the annual management fees, the Class S shares of Global Dividend Growth and Dividend Growth Funds also have a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees related to the sale and distribution of its shares.

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of June 30, 2011:

	Shares	% Shares Outstanding
Balanced	200,449	29.6
Dividend Growth	700,078	2.5
Global Dividend Growth	302,325	43.2
Large Cap Growth	332,514	4.0
Mid Cap Growth	2,295,910	22.1
Small Cap Growth	636,473	29.5
International Growth	550,059	33.6
Developing Markets Growth	190,382	28.7

(5)	Capital Share Activity

Market Timing Settlements

The International Growth Fund expects to receive a settlement for approximately $229,242 from market timing settlements payable to the Fund for the fiscal year ended June 30, 2010. The Mid Cap Growth Fund, Small Cap Growth Fund and International Growth Fund expect to receive a settlement for approximately $2,188, $14,142 and $114,003, respectively from market timing settlements payable to the Funds for the fiscal year ended June 30, 2011. These amounts are recorded upon notification of settlement proceeds from an appropriate authority and separately reflected on the statements of changes in net assets and in the financial highlights.

The impact on the Funds’ performance for the years ended June 30, 2011 and 2010 was:

	Year Ended June 30, 2011		Year Ended June 30, 2010
	Proceeds	Impact on Total Return	Proceeds	Impact on Total Return
Mid Cap Growth	$2,188	— *	—	—
Small Cap Growth	14,142	0.03%	—	—
International Growth	114,003	0.60%	$229,242	1.20%

* less than 0.01%

66	SIT MUTUAL FUNDS ANNUAL REPORT

Short-Term Trading (Redemption) Fees

The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital. For the year ended June 30, 2011, the Funds received the following redemptions fees:

	Class I	Class S
Dividend Growth	$1,187	$295
Large Cap Growth	1,929	—
Mid Cap Growth	95	—
Small Cap Growth	2,366	—
International Growth	17	—

(6)	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

JUNE 30, 2011	67

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders:

Sit Mutual Funds, Inc.

Sit Large Cap Growth Fund, Inc.

Sit Mid Cap Growth Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Sit Balanced Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit Small Cap Growth Fund, Sit International Growth Fund, Sit Developing Markets Growth Fund (each a series of Sit Mutual Funds, Inc.), Sit Large Cap Growth Fund, Inc., and Sit Mid Cap Growth Fund, Inc., as of June 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit Balanced Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit Small Cap Growth Fund, Sit International Growth Fund, Sit Developing Markets Growth Fund, Sit Large Cap Growth Fund, and Sit Mid Cap Growth Fund as of June 30, 2011, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

August 22, 2011

68	SIT MUTUAL FUNDS ANNUAL REPORT

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2011 to June 30, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

Fund	Beginning Account Value (1/1/11)	Ending Account Value (6/30/11)	Expenses Paid During Period* (1/1/11- 6/30/11)
Balanced Fund
Actual	$1,000	$1,037.40	$5.05
Hypothetical	$1,000	$1,019.84	$5.01

Dividend Growth Fund
Actual
Class I	$1,000	$1,068.20	$5.13
Class S	$1,000	$1,066.20	$6.40
Hypothetical
Class I	$1,000	$1,019.84	$5.01
Class S	$1,000	$1,018.60	$6.26

Global Dividend Growth Fund
Actual
Class I	$1,000	$1,055.50	$6.37
Class S	$1,000	$1,053.30	$7.64
Hypothetical
Class I	$1,000	$1,018.60	$6.26
Class S	$1,000	$1,017.36	$7.50

Large Cap Growth
Actual	$1,000	$1,040.50	$5.06
Hypothetical	$1,000	$1,019.84	$5.01

Mid Cap Growth Fund
Actual	$1,000	$1,058.00	$6.38
Hypothetical	$1,000	$1,018.60	$6.26

Small Cap Growth Fund
Actual	$1,000	$1,102.00	$7.82
Hypothetical	$1,000	$1,017.36	$7.50

International Growth Fund
Actual	$1,000	$1,054.20	$7.64
Hypothetical	$1,000	$1,017.36	$7.50

Developing Markets Growth Fund
Actual	$1,000	$981.00	$9.82
Hypothetical	$1,000	$1,014.88	$9.99

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, for the Balanced, Dividend Growth, Class I and Large Cap Growth Funds; 1.25% for Dividend Growth Fund, Class S, Global Dividend Growth Fund, Class I and Mid Cap Growth Fund; 1.50% for Global Dividend Growth, Class S, Small Cap Growth and International Growth Funds; and 2.00% for Developing Markets Growth Fund, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

JUNE 30, 2011	69

FEDERAL TAX INFORMATION (Unaudited)

Sit Equity Funds

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any), for each of the Funds that qualify for the Dividends Received Deductions for the period of July 1, 2010 to June 30, 2011 is as follows:

Fund	Percentage
Balanced Fund	54.8%
Dividend Growth Fund	100.0
Global Dividend Growth Fund	95.2
Large Cap Growth Fund	100.0
Mid Cap Growth Fund	—
Small Cap Growth Fund	—
International Growth Fund	0.6
Developing Markets Growth Fund	—

For the year ended June 30, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
Balanced Fund	59.1%
Dividend Growth Fund	100.0
Global Dividend Growth Fund	100.0
Large Cap Growth Fund	100.0
Mid Cap Growth Fund	—
Small Cap Growth Fund	—
International Growth Fund	100.0
Developing Markets Growth Fund	100.0

The following Funds designated the listed amounts as long-term capital gain dividends during the year ended June 30, 2011. Distributable long-term gains are based on net realized long term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
Balanced Fund	—
Dividend Growth Fund	$1,127,323
Global Dividend Growth Fund	148,604
Large Cap Growth Fund	—
Mid Cap Growth Fund	—
Small Cap Growth Fund	—
International Growth Fund	—
Developing Markets Growth Fund	1,058,759

70	SIT MUTUAL FUNDS ANNUAL REPORT

INFORMATION ABOUT DIRECTORS AND OFFICERS (Unaudited)

The Sit Mutual Funds are a family of 12 no-load mutual funds. The eight Stock Funds described in this Annual Report are the Sit Mid Cap Growth Fund, Sit Large Cap Growth Fund, Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund, and the Sit Global Dividend Growth Fund (the “Funds” or individually, a “Fund”). The four bond funds within the Sit Mutual Fund family are described in a Bond Funds’ Annual Report. The Sit Mid Cap Growth Fund and Sit Large Cap Growth Fund, and the corporate issuer of the Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund, and Sit Global Dividend Growth Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below as of the date of this report. The business address, unless otherwise noted below, is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The Stock Funds’ SAI has additional information about the Funds’ directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Age, and Position with the Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director (3)
INTERESTED DIRECTORS:

Roger J. Sit (2) Age: 49 Chairman and President	Chairman since 10/08; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	12	None.

William E. Frenzel (2) Age: 82 Director	Director since 1991 or the Fund’s inception if later.	Guest Scholar at The Brookings Institution and member of several government policy committees, foundations and organizations; Director of the Adviser; Director of SF.	12	None.

INDEPENDENT DIRECTORS:

John P. Fagan Age: 81 Director	Director since 2006 or the Fund’s inception, if later.	Honorary member of Board of St. Joseph’s College in Rensselar, Indiana.	12	None.

Sidney L. Jones Age: 77 Director	Director since 1993 or the Fund’s inception, if later: Director from 1988 to 1989.	Lecturer, Washington Campus Consortium of 17 Universities.	12	None.

Bruce C. Lueck Age: 70 Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations.	12	None.

Donald W. Phillips Age: 63 Director	Director of the International Fund since 1993, and since 1990 or the Fund’s inception if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., 7/05 to present; CEO and CIO of WestLB Asset Management (USA) LLC, 4/00 to 4/05.	12	None.

Barry N. Winslow Age: 63 Director	Director since 2010.	Vice-Chairman of TCF Financial Corporation, 7/08 to present; COO 2006 to 2007; President of the national charter 2001-2006.	12	TCF Financial Corporation.

JUNE 30, 2011	71

INFORMATION ABOUT DIRECTORS AND OFFICERS (Unaudited) (Continued)

Name, Age, and Position with the Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director (3)
OFFICERS:

Mark H. Book Age: 48 Vice President – Investments of Balanced Fund only	Officer since 2002; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A

Kelly K. Boston Age: 42 Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A

Bryce A. Doty Age: 44 Vice President – Investments of Balanced Fund only.	Officer since 1996; Re-Elected by the Boards annually.	Senior Vice President and Senior Portfolio Manager of SF.	N/A	N/A

Kent L. Johnson Age: 45 Vice President – Investments	Officer since 2003; Re-Elected by the Boards annually.	Senior Vice President - Research and Investment Management of the Adviser.	N/A	N/A

Michael J. Radmer 50 S. 6th Street Minneapolis, MN 55402 Age: 66 Secretary	Officer since 1984; Re-Elected by the Boards annually.	Partner of the Funds’ general counsel, Dorsey & Whitney, LLP.	N/A	N/A

Paul E. Rasmussen Age: 50 Vice President, Treasurer & Chief Compliance Officer	Officer since 1994; Re-Elected by the Boards annually.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SF; President and Treasurer of the Distributor.	N/A	N/A

Carla J. Rose Age: 45 Vice President, Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor.	N/A	N/A

Robert W. Sit Age: 42 Vice President – Investments	Officer since 1997; Re-Elected by the Boards annually.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A

Ronald D. Sit (3) Age: 51 Vice President – Investments	Officer since 1985; Re-Elected by the Boards annually.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A

[1]	Each Director serves until their resignation, removal or the next meeting of the shareholders at which election of directors is an agenda item and his successor is duly elected and shall qualify.
[2]

Directors who are deemed to be “interested persons” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is a an officer of Sit Investment Associates, Inc., the Fund’s investment adviser. Mr. Frenzel is deemed to be an interested person because he is a director and shareholder of the Fund’s investment adviser.

[3]	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

72	SIT MUTUAL FUNDS ANNUAL REPORT

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

Each fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting policies and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling the Funds at 1-800-332-5580, and is available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds’ file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available without charge upon request by calling the Funds at 1-800-332-5580 and are available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

JUNE 30, 2011	73

Annual Report
June 30, 2011

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center
Minneapolis, MN 55402

CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, NY 10286

TRANSFER AGENT AND DISBURSING AGENT
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Minneapolis, MN

LEGAL COUNSEL
Dorsey & Whitney LLP
Minneapolis, MN

Sit Mutual Funds

1-800-332-5580
www.sitfunds.com

SIT 6-30-11STOCK

Item 2: Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-332-3223 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3: Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. John P. Fagan, Mr. Sidney L. Jones, Mr. Bruce C. Lueck, Mr. Donald W. Phillips and Mr. Barry N. Winslow are audit committee financial experts serving on its audit committee. Mr. Fagan, Mr. Jones, Mr. Lueck, Mr. Phillips and Mr. Winslow are independent for purposes of this item.

Item 4: Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2011				2010
	Audit	Audit	Tax	Other	Audit	Audit	Tax	Other
	Fees	Related	Fees	Fees	Fees	Related	Fees	Fees
Fiscal year ended June 30
Sit Mutual Funds, Inc.
Sit International Growth Fund (series A)	23,200	0	3,825	0	22,700	0	5,200	0
Sit Balanced Fund (series B)	15,800	0	3,825	0	15,500	0	5,200	0
Sit Developing Markets Growth Fund (series C)	15,100	0	3,825	0	14,800	0	5,200	0
Sit Small Cap Growth Fund (series D)	18,700	0	3,825	0	18,300	0	5,200	0
Sit Dividend Growth Fund (series G)	15,200	0	3,825	0	14,900	0	5,200	0
Sit Global Dividend Growth Fund (series H)	15,200	0	3,825	0	14,900	0	5,200	0

Total Mutual Funds, Inc.	103,200	0	22,950	0	101,100	0	31,200	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other Fees include services provided to review the Fund’s order processing and trading procedures.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $4,000 and $4,000, respectively.

(h) The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6: Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8: Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11: Controls and Procedures -

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits:

(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mutual Funds, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 30, 2011

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date August 30, 2011